EX.99.A. Financial Statements

KPMG
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements and Supplemental Schedules
December 31, 2013 and 2012
(With Report of Independent Registered
Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 25, 2014

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets
December 31, 2013 and 2012
(In thousands, except share data)

Assets	2013	2012
Investments:
Fixed-maturity securities, available-for-sale, at fair value
(amortized cost of $615,294 and $637,031, respectively)	$645,870	711,526
Policy loans	263	261
Derivatives	5,508	2,159
Total investments	651,641	713,946
Cash and cash equivalents	22,710	64,226
Accrued investment income	8,795	8,011
Receivables (net of allowance for uncollectible accounts of $18 and
$15, respectively)	4,160	2,492
Reinsurance recoverable	2,501	2,214
Deferred acquisition costs	104,002	92,245
Other assets	28,502	20,454
Assets, exclusive of separate accounts assets	822,311	903,588
Separate account assets	1,986,039	1,577,274
Total assets	$2,808,350	2,480,862

(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets
December 31, 2013 and 2012
(In thousands, except share data)

Liabilities and Stockholder’s Equity	2013	2012
Policyholder liabilities:
Account balances and future policy benefit reserves	$578,120	693,404
Policy and contract claims	1,528	2,684
Unearned premiums	1,559	1,539
Other policyholder funds	1,801	1,454
Total policyholder liabilities	583,008	699,081
Other derivative liabilities	73,273	5,430
Other liabilities	9,769	31,597
Liabilities, exclusive of separate account liabilities	666,050	736,108
Separate account liabilities	1,986,039	1,577,274
Total liabilities	2,652,089	2,313,382
Stockholder’s equity:
Common stock, $10 par value. Authorized, issued, and
outstanding 200,000 shares, at December 31, 2013 and 2012	2,000	2,000
Additional paid-in capital	72,500	72,500
Retained earnings	71,414	58,935
Accumulated other comprehensive income, net of tax	10,347	34,045
Total stockholder’s equity	156,261	167,480
Total liabilities and stockholder’s equity	$2,808,350	2,480,862
See accompanying notes to financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
Years ended December 31, 2013, 2012, and 2011
(In thousands)

	2013	2012	2011
Revenue:
Premiums	$4,703	4,760	4,759
Policy fees	47,579	36,988	27,780
Premiums and policy fees, ceded	(1,549)	(1,556)	(1,648)
Net premiums and policy fees	50,733	40,192	30,891
Interest and similar income, net	29,664	30,850	32,584
Change in fair value of assets and liabilities	(78,973)	(14,676)	(8,116)
Realized investment gains, net	829	14,502	1,605
Other revenue	2,795	2,385	1,865
Total revenue	5,048	73,253	58,829
Benefits and expenses:
Policyholder benefits	9,668	10,876	845
Change in fair value of annuity embedded derivatives	(71,546)	2,473	62,356
Benefit recoveries	(1,567)	(2,324)	(1,213)
Net interest credited to account values	25,342	12,545	22,190
Net benefits	(38,103)	23,570	84,178
Commissions and other agent compensation	23,011	22,105	21,768
General and administrative expenses	9,399	10,722	18,194
Change in deferred acquisition costs, net	(6,163)	4,430	(39,425)
Total benefits and expenses	(11,856)	60,827	84,715
Income (loss) from operations
before income taxes	16,904	12,426	(25,886)
Income tax expense (benefit):
Current	2,495	17,206	(3,723)
Deferred	1,930	(13,885)	(6,903)
Total income tax expense (benefit)	4,425	3,321	(10,626)
Net income (loss)	$12,479	9,105	(15,260)
Supplemental disclosures:
Realized investment gains, net:
Total other-than-temporary impairment losses on securities	$(241)	(169)	(270)
Portion of loss recognized in other comprehensive income	—	—	—
Net impairment losses recognized in realized
investment gains, net	(241)	(169)	(270)
Other net realized gains	1,070	14,671	1,875
Realized investment gains, net	$829	14,502	1,605
See accompanying notes to financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)
Years ended December 31, 2013, 2012, and 2011
(In thousands)

	2013	2012	2011
Net income (loss)	$12,479	9,105	(15,260)
Other comprehensive (loss) income:
Unrealized (losses) gains on fixed-maturity securities	(23,698)	9,568	10,733
Total other comprehensive (loss) income	(23,698)	9,568	10,733
Total comprehensive (loss) income	$(11,219)	18,673	(4,527)
See accompanying notes to financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity
Years ended December 31, 2013, 2012, and 2011
(In thousands)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
2011:
Balance, beginning of year	$2,000	32,500	65,090	13,744	113,334
Comprehensive income (loss):
Net loss	—	—	(15,260)	—	(15,260)
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	10,733	10,733
Total comprehensive
loss					(4,527)
Capital contribution	—	20,000	—	—	20,000
Balance, end of year	$2,000	52,500	49,830	24,477	128,807
2012:
Balance, beginning of year	$2,000	52,500	49,830	24,477	128,807
Comprehensive income:
Net income	—	—	9,105	—	9,105
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	9,568	9,568
Total comprehensive
income					18,673
Capital contribution	—	20,000	—	—	20,000
Balance, end of year	$2,000	72,500	58,935	34,045	167,480
2013:
Balance, beginning of year	$2,000	72,500	58,935	34,045	167,480
Comprehensive income (loss):
Net income	—	—	12,479	—	12,479
Net unrealized loss on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	(23,698)	(23,698)
Total comprehensive
loss					(11,219)
Balance, end of year	$2,000	72,500	71,414	10,347	156,261
See accompanying notes to financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows
Years ended December 31, 2013, 2012, and 2011
(In thousands)

	2013	2012	2011
Cash flows provided by (used in) operating activities:
Net income (loss)	$12,479	9,105	(15,260)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Realized investment gains, net	(829)	(14,502)	(1,605)
Change in annuity-related options, derivatives,
and gross reserves	66,071	12,557	(3,778)
Deferred federal income tax benefit	1,930	(13,885)	(6,903)
Charges to policy account balances	(247)	(253)	(252)
Interest credited to policy account balances	25,275	12,610	22,960
Amortization of discount, net	1,570	1,188	826
Change in:
Receivables and other assets	(1,971)	8,981	(8,569)
Reinsurance recoverable	(287)	(297)	(195)
Deferred acquisition costs	(6,163)	4,430	(39,425)
Future policy benefit reserves	(71,613)	(5,197)	69,516
Policy and contract claims	(1,156)	(518)	445
Unearned premiums	(56)	73	(72)
Other policyholder funds	347	(522)	(5,518)
Other assets and liabilities	(13,836)	21,400	(8,796)
Payable to (receivable from) parent	(2,924)	5,024	3,020
Total adjustments	(3,889)	31,089	21,654
Net cash provided by operating activities	8,590	40,194	6,394
Cash flows provided by (used in) investing activities:
Purchase of fixed-maturity securities	(109,700)	(188,285)	(153,511)
Sale and other redemptions of fixed-maturity securities	123,684	189,191	99,459
Maturity of fixed-maturity securities	6,980	1,300	2,000
Net change in short-term securities	—	—	11,888
Other, net	(2)	92	57
Net cash provided by (used in) investing activities	20,962	2,298	(40,107)
Cash flows (used in) provided by financing activities:
Policyholders’ deposits to account balances	1,532	5,030	55,819
Policyholders’ withdrawals from account balances	(68,304)	(41,074)	(25,012)
Policyholders’ net transfers between account balances	(3,504)	(2,254)	5,149
Change in amounts drawn in excess of bank balances	(792)	963	653
Contribution from parent	—	20,000	20,000
Net cash (used in) provided by financing activities	(71,068)	(17,335)	56,609
Net change in cash and cash equivalents	(41,516)	25,157	22,896
Cash and cash equivalents at beginning of year	64,226	39,069	16,173
Cash and cash equivalents at end of year	$22,710	64,226	39,069
See accompanying notes to financial statements.

7

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(1)         Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a wholly owned subsidiary of Allianz Europe B.V., which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company domiciled in Germany.

The Company is a life insurance company licensed to sell annuity, group and traditional life and group accident and health policies in six states and the District of Columbia. Based on 2013 statutory net premium written, 99% of the Company’s business is annuity. Accident and health, and life insurance combined, amount to less than 1% of the Company’s business. The annuity business consists of variable and fixed-indexed annuities representing 99.8% and 0.2% of 2013 statutory annuity net premium written, respectively. Accident and health business comprises primarily long-term care (LTC) insurance. During 2011, the Company discontinued selling fixed annuity products. Prior to 2011, the Company had discontinued selling life and LTC products. The Company’s primary distribution channel is through broker-dealers.

(2)         Summary of Significant Accounting Policies

(a)         Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

(b)         Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)         Investment Products and Universal Life Business

Investment products consist primarily of variable and fixed annuity products. Premium receipts are reported as deposits to the contract holders’ accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract

(Continued)

8

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contract holders’ accounts and claims incurred in excess of the contract holders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Statements of Operations.

(d)         Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferral and amortization of related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)         Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs (DAC) are reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality

(Continued)

9

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively as a change in DAC, net on the Statements of Operations.

Adjustments may also be made to the estimated gross profits (EGP) related to DAC that correspond with deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 8.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverage that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(f)         Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contract holder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred when credited to contract holders, and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in other assets in the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization is recorded in policyholder benefits on the Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

(Continued)

10

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations.

(g)         Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts: the first part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.6% to 6.0%.

(h)         Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not

(Continued)

11

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(i)         Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premiums and policy fees, ceded, and benefit recoveries, respectively, on the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as receivables on the Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period, of the related reinsured policies. These amortized gains are recorded in other revenue on the Statements of Operations.

(j)         Investments

Fixed-maturity and Equity Securities

The Company has portfolios of certain fixed-maturity securities classified as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized.

Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Statements of Operations.

(Continued)

12

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Short-term securities are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

The fair value of fixed-maturity securities is obtained from third-party pricing sources whenever possible. Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

The Company reviews the available-for-sale investment portfolio to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. In addition, the Investments – Debt and Equity Securities Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) requires that the Company evaluate other-than-temporary impairments (OTTI) on available-for-sale and held-to-maturity fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an OTTI for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in realized investment gains, net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included as a separate component in the Statements of Comprehensive Income (loss).

(Continued)

13

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented in the supplemental disclosure on the Statements of Operations represents the portion of OTTI losses recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional OTTI should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Statements of Operations. The Company adjusts DAC, and DSI for impairments on securities, as discussed in their respective sections of this note.

(Continued)

14

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Futures Contracts

The Company provides additional benefits through certain annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 Index and the NASDAQ 100 Index. The Company has analyzed the characteristics of these benefits and uses exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and futures contract values to ensure matching and to identify mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell futures contracts as deemed appropriate or take other actions.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

Interest Rate Swaps

The Company utilizes interest rate swaps to hedge cash flows and market risks embedded in certain annuities. The interest rate swaps are reported at fair value as derivatives on the Balance Sheets. The fair value of the interest rate swaps is derived using a third-party vendor software program and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded in change in fair value of assets and liabilities on the Statements of Operations.

(k)         Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(l)         Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and that reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

(Continued)

15

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as OTTI, will not reverse over time (see further discussion in note 13).

(m)         Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contract holder interests in separate accounts, which are offset by changes in contract holder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contract holder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contract holder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contract holders. Each fund has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of the other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contract holders for mortality and contract maintenance are included in policy fees on the Statements of Operations. These fees have been earned and assessed against

(Continued)

16

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification, and are included in policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contract holder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contract holder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current contract holder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contract holder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

●	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

●	Reset: Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals

●
Ratchet: Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. There are three versions of ratchet, with the difference based on the definition of anniversary: quarter, evaluated quarterly; annual, evaluated annually; and six-year, evaluated every sixth year.

The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value. The GMIB features are:

●	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

●
Rollup: Provides an annuitization value equal to the greater of account value and premiums, adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

(Continued)

17

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2013 and 2012:

●	100 stochastically generated investment performance scenarios.

●	Mean investment performance assumption was 6.5% for 2013 and 2012.

●	Volatility assumption was 13.4% for 2013 and 2012.

●
Mortality assumption of 93.3% and 94.0% of the Annuity 2000 Mortality Table for actively sold variable annuity products for 2013 and 2012, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

●	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

●	Discount rates vary by contract type and are equal to an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

●	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contract holder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contract holder’s selection at issue, this value either may be a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contract holder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contract holder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra-liability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Statements of Operations, if experience or other evidence suggests that

(Continued)

18

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

earlier assumptions should be revised. Products featuring these benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2013 and 2012:

●	1000 stochastically generated investment performance scenarios.

●	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

		Long-term
	Current	forward
Fund index type	volatility	volatility
2013:
Large cap	15.8%	18.2%
Bond	3.4	4.0
International	17.0	24.5
Small cap	19.8	21.1
Cash	—	—

		Long-term
	Current	forward
Fund index type	volatility	volatility
2012:
Large cap	18.5%	19.8%
Bond	3.4	4.1
International	21.5	25.2
Small cap	23.1	21.4
Cash	—	—

●
Mortality assumption of 93.3% and 94.0% of the Annuity 2000 Mortality Table for actively sold variable annuity products for 2013 and 2012, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

●	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

●
Discount rates are the current month’s London Interbank Offered Rate (LIBOR) plus a company-specific spread. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company-specific spread.

(Continued)

19

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited because the contract holder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(n)         Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company did not have any permitted practices in effect in 2013.

(o)         Recently Issued Accounting Pronouncements – Adopted

In July 2013, the FASB issued guidance that indefinitely defers the effective date of certain quantitative disclosure requirements for an employee benefit plan, other than those plans that are subject to the Securities and Exchange Commission’s filing requirements, that hold investments in the plan sponsor’s own nonpublic entity equity securities, including equity securities of its plan sponsor’s nonpublic affiliated entities that are within the scope of the disclosure requirements in the fair value measurement and disclosure requirements issued in 2011. This guidance is effective immediately upon issue. However, the Company does not have employee benefit plans that invest in nonpublic equity of the Company or any of its affiliates.

In July 2013, the FASB issued guidance allowing the Fed Funds Effective Swap Rate (OIS) to be used as a benchmark interest rate for hedge accounting purposes, in addition to the US Treasury rate and LIBOR. Additionally, this guidance removes a restriction that previously required similar hedges to use the same benchmark interest rate. As part of this guidance, the glossary of the Codification was updated to define the OIS rate and define that it is considered a proxy for a risk-free interest rate. This guidance is effective for hedging relationships beginning on or after July 17, 2013. The Company adopted this guidance beginning July 17, 2013. The Company has not designated new hedging relationships using OIS in 2013. However, the Company began discounting its collateralized derivatives recorded at fair value using OIS as the discount rate in 2013.

In February 2013, the FASB issued guidance requiring an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those

(Continued)

20

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

amounts. This guidance is effective for fiscal years beginning after December 15, 2012. This guidance was adopted January 1, 2013. The Company elected to present the required information in note 19 to the Financial Statements.

In October 2010, the FASB issued guidance that changes the accounting for costs associated with acquiring or renewing insurance contracts. Specifically, the guidance changes the definition of acquisition costs eligible for deferral. The new definition is meant to reduce diversity in practice regarding the types of expenses treated as DAC in the insurance industry. The new DAC definition states that acquisition costs include only those incremental costs that are directly related to the successful acquisition of insurance contracts. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions sold by independent third parties and incremental direct costs of contract acquisition that are incurred in transactions sold by employees. Additionally, an entity may capitalize as DAC only those advertising costs meeting the capitalization criteria for direct-response advertising. All other acquisition costs are to be charged to expense as incurred. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. In 2012, the Company capitalized $18,078 of acquisition costs compared to $20,123 that would have been capitalized if the Company’s previous policy had continued to be applied.

(p)         Recently Issued Accounting Pronouncements – To Be Adopted

In July 2013, the FASB issued guidance about the presentation of unrecognized tax benefits. This guidance requires an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The guidance is effective for fiscal years beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

In April 2013, the FASB issued guidance that requires an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent. Liquidation is imminent when the likelihood is remote that the entity will return from liquidation and either a plan for liquidation is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or a plan for liquidation is being imposed by other forces (for example, involuntary bankruptcy). If a plan for liquidation was specified in the entity’s governing documents from the entity’s inception (for example, limited-life entities), the entity should apply the liquidation basis of accounting only if the approved plan for liquidation differs from the plan for liquidation that was specified at the entity’s inception. This guidance does not apply to investment companies under the Investment Company Act of 1940. The guidance is effective for annual reporting periods beginning after December 15,

(Continued)

21

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

2013. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

In March 2013, the FASB issued guidance that applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. Changes are applied prospectively with early adoption permitted. The guidance is effective for fiscal years beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

In February 2013, the FASB issued guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements that are not included in other guidance and for which the total amount of the obligation is fixed at the reporting date. Examples of such liabilities include debt arrangements, other contractual obligations, and settled legal and judicial rulings. The guidance is effective for fiscal years beginning after December 15, 2013. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

In July 2011, the FASB issued guidance that addresses how health insurers should recognize and classify, in their income statements, fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act (the Acts). The Acts impose an annual fee (not tax deductible) on health insurers for each calendar year beginning on or after January 1, 2014. The liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the calendar year with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The guidance is effective for calendar years beginning after December 31, 2014, when the fee initially becomes effective. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

(q)         Accounting Changes

On September 30, 2012, the Company applied a prospective change to its method of grouping insurance policies for measuring amortization of DAC and DSI for its variable annuity policies. This change was a change in estimate that is inseparable from the effect of a related change in accounting principle. The implementation of the new DAC and DSI groupings better reflect the way the Company examines the profitability of its variable business and results in more logical amortization rates, sensitivities, and other analyses. The implementation of this change resulted in additional income from operations before income taxes of $4,820 for the year ended December 31, 2012.

During 2012, the Company recorded a change in estimate related to the implementation of a new model for the valuation of policyholder reserves, DAC, and DSI for the Company’s fixed and fixed-indexed annuities. Reserve changes were primarily driven by more sophisticated modeling of newer product features such as lifetime income riders. In addition to DAC amortization related to

(Continued)

22

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

these reserve changes, the Company’s DAC balances changed as a result of bringing the DAC projection model in line with the reserve model. Historically, the valuation and projection models were distinct in such cases as compression and product mapping. Now, valuation and projection are maintained within the same model, which provides greater consistency and a more refined estimate. This change in estimate resulted in a reserve increase of $1,583, and caused a reduction of DAC and DSI amortization of $76 for the year ended December 31, 2012.

(r)         Reclassification

Certain prior year balances have been reclassified to conform to the current year presentation.

(3)         Risk Disclosures

The following is a description of the most significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)         Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable-rate income securities or transactions with other parties, such as reinsurers, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated A- and higher; and monitoring the credit default swap (CDS) of each counterparty as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality.

The Company has executed Credit Support Annexes (CSA) with all active counterparties and requires a CSA from all new counterparties added to the counterparty pool. The CSA agreement further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)         Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a

(Continued)

23

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management issues (ALM), recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and subsequently the BOD review the policy and mandates at least annually.

To further mitigate this risk, internal concentration limits based on credit rating and sector have been established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

(c)         Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis refinancing is only possible at higher interest rates or by liquidating assets at a discount.

Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources such as credit agreements are cancelable.

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.

(d)         Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.

(Continued)

24

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)         Equity Market Risk

Equity market risk is the risk that movements in the equity markets will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

The policy value of the fixed indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.

The variable annuity products provide a minimum guaranteed level of payments irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.

The Company monitors the economic and accounting impacts of equity stress scenarios on assets and liabilities regularly.

Basis risk is the risk that the variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying mutual funds of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)         Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.

The Company mitigates this risk by monitoring all market-related exposure, participating in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation.

(g)         Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(Continued)

25

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(h)         Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its products are too high (i.e., insureds live shorter than expected lives). Conversely, longevity risk is the risk that life expectancy assumptions used by the Company to price its products are too low (i.e., insureds live longer than expected lives). The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality to third parties. The Company manages mortality risk through the underwriting process. The Company also manages both mortality and longevity risks by reviewing its mortality assumptions at least annually, and reviewing mortality experience periodically.

(i)         Lapse Risk

Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.

The Company mitigates this risk by performing sensitivity analysis at the time of pricing, ALM and regular monitoring of policyholder experience. The Company quantifies lapse risk periodically.

(j)         Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met, the counterparties are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company regularly reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

(Continued)

26

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(4)         Investments

(a)         Fixed-maturity Securities

At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

					OTTI in
					accumulated
		Gross	Gross		other
	Amortized	unrealized	unrealized	Fair	comprehensive
	cost	gains	losses	value	income
2013:
Fixed-maturity securities:
U.S. government	$57,053	646	471	57,228	—
States and political
subdivisions	17,574	114	1,179	16,509	—
Foreign government	2,534	44	155	2,423	—
Public utilities	39,615	4,363	648	43,330	—
Corporate securities	343,790	26,790	6,349	364,231	—
Mortgage-backed
securities	154,728	8,390	969	162,149	—
Total	$615,294	40,347	9,771	645,870	—

					OTTI in
					accumulated
		Gross	Gross		other
	Amortized	unrealized	unrealized	Fair	comprehensive
	cost	gains	losses	value	income
2012:
Fixed-maturity securities:
U.S. government	$31,545	1,264	—	32,809	—
States and political
subdivisions	18,094	652	211	18,535	—
Foreign government	558	65	—	623	—
Public utilities	37,070	6,644	30	43,684	—
Corporate securities	361,419	48,701	252	409,868	—
Mortgage-backed
securities	188,345	17,670	8	206,007	—
Total	$637,031	74,996	501	711,526	—

(Continued)

27

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The net unrealized gains on available-for-sale securities consist of the following at December 31:

	2013	2012	2011
Available-for-sale:
Fixed-maturity securities	$30,576	74,495	65,063
Adjustments for:
Shadow adjustments	(14,657)	(22,118)	(27,407)
Deferred taxes	(5,572)	(18,332)	(13,179)
Net unrealized gains	$10,347	34,045	24,477

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized
	cost	Fair value
Available-for-sale:
Due in one year or less	$6,889	6,988
Due after one year through five years	167,641	181,854
Due after five years through ten years	180,453	186,781
Due after ten years	105,583	108,098
Mortgage-backed securities	154,728	162,149
Total available-for-sale fixed-maturity
securities	$615,294	645,870

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $190,302 as of December 31, 2013.

Proceeds from sales of fixed-maturity securities are presented in the table below:

	2013	2012	2011
Fixed-maturity securities:
Proceeds from sales	$77,960	134,346	68,328
As of December 31, 2013 and 2012, investments with a carrying value of $1,650 and $1,668, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

(Continued)

28

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)         Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value as of December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2013:
Fixed-maturity securities:
U.S. government	$38,474	471	—	—	38,474	471
States and political
subdivisions	9,551	459	3,800	720	13,351	1,179
Foreign government	1,837	155	—	—	1,837	155
Public utilities	4,427	563	460	85	4,887	648
Corporate securities	91,430	5,758	4,668	591	96,098	6,349
Mortgage-backed
securities	25,846	969	—	—	25,846	969
Total
temporarily
impaired
available-
for-sale
securities	$171,565	8,375	8,928	1,396	180,493	9,771
2012:
Fixed-maturity securities:
States and political
subdivisions	$4,323	211	—	—	4,323	211
Public utilities	—	—	517	30	517	30
Corporate securities	11,842	76	794	176	12,636	252
Mortgage-backed
securities	1,008	8	—	—	1,008	8
Total
temporarily
impaired
available-
for-sale
securities	$17,173	295	1,311	206	18,484	501

As of December 31, 2013 and 2012, there were 79 and 10 available-for-sale fixed-maturity securities that were in an unrealized loss position, respectively.

As of December 31, 2013 and 2012, of the total amount of unrealized losses, $9,524 or 97.5% and $325 or 64.9%, respectively, are related to unrealized losses on investment-grade securities.

(Continued)

29

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

(c)         OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2013	2012
Balance as of January 1	$—	270
Additions for credit impairments recognized on:
Securities not previously impaired	—	169
Securities that the Company intends to sell or more
likely than not be required to sell before
recovery (interest)	241	—
Reductions for credit impairments previously on:
Securities that matured or were sold during
the period	—	(439)
Balance as of December 31	$241	—

(d)         Realized Investment Gains

Gross and net realized investment gains for the respective years ended December 31 are summarized as follows:

	2013	2012	2011
Fixed-maturity securities:
Gross gains on sales	$2,324	14,894	2,152
Gross losses on sales	(1,286)	(223)	(277)
OTTI	(241)	(169)	(270)
Other	32	—	—
Net realized investment
gains	$829	14,502	1,605

(Continued)

30

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(e)         Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2013	2012	2011
Interest and similar income:
Fixed-maturity securities	$29,904	31,075	32,790
Short-term securities	13	33	15
Policy loans	21	27	24
Other	33	20	6
Total	29,971	31,155	32,835
Less:
Investment expenses	307	305	251
Total interest and
similar income, net	$29,664	30,850	32,584

(f)         Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company invests in structured securities that include VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities and collateralized mortgage obligations.

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company or the Company together with its affiliates has the power to direct the activities of the VIE that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary and, as such, did not consolidate any VIEs in the Financial Statements. The structured securities are classified as fixed-maturity securities, available-for-sale on the Balance Sheets and reported at fair value.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2013 or 2012, related to these entities.

(Continued)

31

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(5)         Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 6. None of the derivative investments held by the Company qualify as hedging instruments for accounting purposes.

(a)         Interest Rate Swaps

The Company utilizes interest rate swaps to economically hedge certain variable annuity guarantee benefits. The Company can receive the fixed or variable rate. The interest rate swaps are traded in 10-, 20-, and 30-year maturities. The Company will only enter into over-the-counter (OTC) interest rate swap contracts with counterparties rated A– or better. The interest rate swaps are subject to the rules of the International Swaps and Derivatives Association, Inc. and associated CSA agreements.

(b)         Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment except for the initial margin described below and the Company is required to settle cash daily based on movements of the representative index. Therefore, no asset or liability is recorded as of December 31, 2013 and 2012.

The Company is required to post collateral for futures contracts by the Chicago Mercantile Exchange. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2013 and 2012, had a fair value of $12,366 and $13,279, respectively, and is included in fixed-maturity securities on the Balance Sheets.

(c)         Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Balance Sheets.

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations.

(Continued)

32

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, as of December 31:

	Fair value
Derivative instruments, net	2013	2012
GMWB	$9,084	(52,138)
GMAB	(2,498)	(14,527)
MVLO	(29,226)	(28,960)
Interest rate swaps	(67,765)	(3,271)
Total derivative instruments, net	$(90,405)	(98,896)
Location in balance sheets
Derivatives	$5,508	2,159
Account balances and future policy benefit reserves	(22,640)	(95,625)
Other derivative liabilities	(73,273)	(5,430)
Total derivative instruments, net	$(90,405)	(98,896)

The following table presents the gains or losses recognized in income on the various derivative instruments:

Derivative		Amount of gains (losses) on derivatives
instruments,	Location in	recognized for the years ended December 31
net	statements of operations	2013	2012	2011
GMWB	Change in fair value of annuity
	embedded derivatives	$61,222	7,103	(54,353)
GMAB	Change in fair value of annuity
	embedded derivatives	11,899	(290)	(11,781)
MVLO	Change in fair value of annuity
	embedded derivatives	(1,575)	(9,286)	3,778
	Total change in fair
	value of annuity
	embedded derivatives	71,546	(2,473)	(62,356)
MVLO	Policy fees	1,061	301	(4,379)
MVLO	Policyholder benefits	248	127	(276)
Interest rate swaps	Change in fair value of assets
	and liabilities	(58,289)	110	—
Futures	Change in fair value of assets
	and liabilities	(20,684)	(14,786)	(8,116)
	Total derivative loss	$(6,118)	(16,721)	(75,127)

(Continued)

33

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(d)         Offsetting Assets and Liabilities

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Balance Sheets.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2013
				Gross amounts not
				offset in the balance
				sheet
		Gross	Net amounts
	Gross	amounts	presented		Collateral
	amounts	offset in the	in the	Financial	pledged/	Net
	recognized	balance sheet	balance sheet	instruments (1)	received	amounts
Derivative assets	$5,508	—	5,508	(5,508)	—	—
Derivative liabilities	(73,273)	—	(73,273)	5,508	66,853	(912)
Net derivatives	$(67,765)	—	(67,765)	—	66,853	(912)
	December 31, 2012
				Gross amounts not
				offset in the balance
				sheet
		Gross	Net amounts
	Gross	amounts	presented		Collateral
	amounts	offset in the	in the	Financial	pledged/	Net
	recognized	balance sheet	balance sheet	instruments (1)	received	amounts
Derivative assets	$2,159	—	2,159	(713)	(1,441)	5
Derivative liabilities	(5,430)	—	(5,430)	713	1,525	(3,192)
Net derivatives	$(3,271)	—	(3,271)	—	84	(3,187)
(1) Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

(6)         Fair Value Measurements

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date

(Continued)

34

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active

(c)	Inputs other than quoted prices that are observable

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

(Continued)

35

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2013:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$57,228	57,228	—	—
States and political
subdivisions	16,509	—	16,509	—
Foreign government	2,423	—	2,423	—
Public utilities	43,330	—	43,330	—
Corporate securities	364,231	—	363,166	1,065
Mortgage-backed securities	162,149	—	162,149	—
Derivative asset	5,508	—	5,508	—
Separate account assets	1,986,039	1,986,039	—	—
Total assets accounted
for at fair value	$2,637,417	2,043,267	593,085	1,065
Liabilities accounted for at fair
value:
Derivative liability	$73,273	—	73,273	—
Separate account liabilities	1,986,039	1,986,039	—	—
Annuity embedded
derivative liabilities (1)	22,640	—	—	22,640
Total liabilities
accounted for at
fair value	$2,081,952	1,986,039	73,273	22,640

(Continued)

36

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

	Total	Level 1	Level 2	Level 3
2012:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$32,809	32,809	—	—
States and political
subdivisions	18,535	—	18,535	—
Foreign government	623	—	623	—
Public utilities	43,684	—	43,684	—
Corporate securities	409,868	—	408,766	1,102
Mortgage-backed securities	206,007	—	206,007	—
Derivative asset	2,159	—	2,159	—
Separate account assets	1,577,274	1,577,274	—	—
Total assets accounted
for at fair value	$2,290,959	1,610,083	679,774	1,102
Liabilities accounted for at fair
value:
Derivative liability	$5,430	—	5,430	—
Separate account liabilities	1,577,274	1,577,274	—	—
Annuity embedded
derivative liabilities (1)	95,625	—	—	95,625
Total liabilities
accounted for at
fair value	$1,678,329	1,577,274	5,430	95,625

(1)	Annuity embedded derivative liabilities are reported in account balances and future policy benefit reserves on the Balance Sheets.

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)         Valuation of Fixed-maturity Securities

The fair value of fixed-maturity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including

(Continued)

37

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price-analytic reports that monitor significant fluctuations in price as well as an IPV process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed-maturity securities. These instances include private placement securities and certain other immaterial portfolios priced by a secondary external vendor.

At December 31, 2013 and 2012, private placement securities of $1,065 and $1,102, respectively, were included in Level 3. Internal pricing models based on market proxy securities, and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

(b)         Valuation of Derivative Assets and Liabilities

The fair value of the interest rate swaps is derived using a third-party vendor software program and deemed by management to be reasonable. Interest rate swaps are included in Level 2 because the valuation uses market observable inputs.

(c)         Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following

(Continued)

38

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

investment types: bond; domestic equity; international equity; or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(d)         Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are reported within account balances and future policy benefit reserves on the Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected

(Continued)

39

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

under multiple capital market scenarios using observable LIBOR. These cash flows are then discounted using the current month’s LIBOR plus a company-specific spread. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company-specific spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

(e)         Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

								Realized
								gains
								(losses)
								included in
								net income
								(loss)
								related to
								financial
			Other	Purchases	Sales	Transfer in		instruments
	Beginning		comprehensive	and	and	and/or on	Ending	still held
	balance	Net Income	(loss) income	issuances	settlements	Level 3, net	balance	at December 31
2013:
Fixed-maturity securities:
Corporate securities	$1,102	—	(37)	—	—	—	1,065	—
Total fixed-
maturity
securities	$1,102	—	(37)	—	—	—	1,065	—
Annuity embedded
derivative liabilities	$(95,625)	129,069	—	(58,326)	2,242	—	(22,640)	70,743
2012:
Fixed-maturity securities:
Corporate securities	$1,030	—	72	—	—	—	1,102	—
Total fixed-
maturity
securities	$1,030	—	72	—	—	—	1,102	—
Annuity embedded
derivative liabilities	$(94,315)	30,717	—	(34,598)	2,571	—	(95,625)	(3,881)

(Continued)

40

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(f)         Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 1, 2, and 3 are reported as of the beginning of the period in which the change occurs.

There were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2013 and 2012. Additionally, there were no net transfers in or out of Level 3 for the years ended December 31, 2013 and 2012.

(Continued)

41

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(g)         Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

Range
			Valuation	Unobservable	(weighted
		Fair value	technique	input	average)
2013:
Fixed-maturity securities:
Available-for-sale:
	Corporate securities	$1,065	Matrix pricing	Option
adjusted
				spread*	250 (250)
Annuity and life embedded
derivative liabilities:
	MVLO	(29,226)	Income
			approach	Annuitizations	0–25%
				Surrenders	0–25%
				Mortality **	0–100%
Withdrawal
Benefit
				Election	0–50%
	GMWB and GMAB	6,586	Income
			approach	Surrenders	0.5–35%
				Mortality **	0–100%
*	No range is applicable due to only one security within classification or the same assumption used on all securities.
**	Mortality assumptions are derived by applying management determined factors to the Annuity
2000 Mortality Table for MVLO and actively issued GMWB and GMAB and the 1994 MGDB
Mortality Table for all other GMWB and GMAB.
(h)         Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a benchmark security option adjusted spread (OAS), which is applied to an OAS ratio. A significant yield increase of the benchmark security OAS in isolation could result in a decreased fair value, while a significant yield decrease in OAS could result in an increased fair value.

Annuity and life embedded derivative liabilities: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(Continued)

42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(i)         Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2013 and 2012, there were no assets or liabilities reported at fair value on a nonrecurring basis.

(j)         Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31:

	2013
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$263	—	263	—	263
Financial liabilities:
Investment contracts	$558,261	—	—	558,633	558,633
	2012
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$261	—	261	—	261
Financial liabilities:
Investment contracts	$675,759	—	—	676,055	676,055
Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in account balances and future policy benefit reserves on the Balance Sheets. The fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(Continued)

43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(7)         Financing Receivables

The Company’s financing receivables comprise nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment. For additional information, see note 2 for nontrade receivables.

Rollforward of Allowance for Credit Losses

The allowance for credit losses and recorded investment in financing receivables as of December 31 are shown below:

Nontrade
receivables
2013:
Allowance for credit losses:
Beginning balance	$15
Provision	3
Ending balance	18
Ending balance collectively evaluated
for impairment	$18
Financing receivables:
Ending balance	$141
Ending balance collectively evaluated
for impairment	$141

Nontrade
receivables
2012:
Allowance for credit losses:
Beginning balance	$40
Provision	(25)
Ending balance	15
Ending balance collectively evaluated
for impairment	$15
Financing receivables:
Ending balance	$123
Ending balance collectively evaluated
for impairment	$123

(Continued)

44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators.

The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

		2013			2012
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$18	123	141	15	108	123
Allowance for credit losses	(18)	—	(18)	(15)	—	(15)
Net nontrade
receivable	$—	123	123	—	108	108

Past-due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

	31–60	61–90	Greater than	Total
	past due	past due	90 past due	past due	Current	Total
2013:
Nontrade receivables	$36	1	18	55	86	141

	31–60	61–90	Greater than	Total
	past due	past due	90 past due	past due	Current	Total
2012:
Nontrade receivables	$41	1	37	79	44	123

As of December 31, 2013, the Company’s financing receivables do not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(Continued)

45

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(8)         Deferred Acquisition Costs

DAC at December 31, and the changes in the balance for the years then ended, are as follows:

	2013	2012	2011
Balance, beginning of year	$92,245	91,187	61,106
Capitalization (1)	17,321	18,078	22,614
Interest	5,011	5,654	4,019
Amortization	(16,169)	(28,163)	12,792
Change in shadow DAC	5,594	5,489	(9,344)
Balance, end of year	$104,002	92,245	91,187

(1)	Reflects prospective adoption, in 2012, of new acquisition cost guidance. See note 2 for adoption impact.

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions. The negative DAC amortization in 2011 is primarily due to an increase in variable annuity guarantee reserves, as a result of the decrease in interest rates.

The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best-estimate assumptions are applied to the current in-force policies to project future gross profits.

(Continued)

46

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2013, 2012, and 2011 is as follows:

	2013	2012	2011
Assets:
DAC	$(1,920)	(1,743)	2,998
DSI	(547)	(565)	901
Total asset (decrease) increase	(2,467)	(2,308)	3,899
Liabilities:
Account balances and future policy
benefit reserves	(4,669)	3,354	7,105
Unearned premiums	—	—	(1)
Total liabilities (decrease)
increase	(4,669)	3,354	7,104
Net increase (decrease)	2,202	(5,662)	(3,205)
Deferred income tax benefit	771	(1,982)	(1,122)
Net increase (decrease)	$1,431	(3,680)	(2,083)

(9)         Deferred Sales Inducements

DSI at December 31, and the changes in the balance for years then ended, are as follows:

	2013	2012	2011
Balance, beginning of year	$18,745	22,756	17,302
Capitalization	1,842	1,736	2,746
Interest	987	1,262	990
Amortization	(5,171)	(6,664)	3,953
Change in shadow DSI	1,942	(345)	(2,235)
Balance, end of year	$18,345	18,745	22,756

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions. The negative DSI amortization in 2011 is primarily due to an increase in variable annuity guarantee reserves, as a result of the decrease in interest rates.

(Continued)

47

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(10)         Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2013			2012
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$1,302,899	1,179	62.2	1,012,413	2,046	62.0
Ratchet and return of premium	625,593	4,198	64.7	517,970	15,248	65.1
Reset	109,406	616	76.1	104,916	1,257	76.1
Earnings protection rider	—	—	—	—	—	—
Total	$2,037,898	5,993		1,635,299	18,551
GMIB:
Return of premium	$11,388	134	66.2	11,071	200	66.3
Ratchet and rollup	192,236	20,017	63.5	181,744	32,014	63.9
Total	$203,624	20,151		192,815	32,214
GMAB:
Five years	$32,307	13	66.5	34,025	225	65.3
Target date retirement – 7 year	58,335	155	61.7	54,809	563	60.8
Target date retirement – 10 year	23,064	29	61.5	21,273	540	60.2
Target date with
management levers	325,145	611	61.2	221,884	606	60.3
Total	$438,851	808		331,991	1,934
GMWB:
No living benefit	$47,399	—	67.3	30,352	191	67.5
Life benefit with optional reset	100,047	3,014	69.1	98,376	6,709	68.4
Life benefit with 8% rollup	36,826	2,348	67.6	33,956	2,955	66.6
Life benefit with
management levers	1,020,428	45,777	59.6	757,158	46,363	59.3
Total	$1,204,700	51,139		919,842	56,218

The net amount at risk has decreased in 2013 due to an increase in market performance, which has caused decreases in certain guaranteed benefits. A portion of the reduction in GMAB net amount at risk is due to these benefits being paid in 2013. Account values have increased due to the growth in new business. Weighted age for GMAB and GMWB as of December 31, 2012 were adjusted to be consistent with the current year presentation.

(Continued)

48

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2013	2012
Mutual funds:
Bond	$272,340	271,711
Domestic equity	1,020,867	741,392
International equity	92,175	79,254
Specialty	554,262	434,929
Total mutual funds	1,939,644	1,527,286
Money market funds	45,515	49,282
Other	880	706
Total	$1,986,039	1,577,274

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2011	$863	4,075	14,971	59,242	79,151
Incurred guaranteed benefits	268	(317)	290	(7,104)	(6,863)
Paid guaranteed benefits	(311)	—	(734)	—	(1,045)
Balance as of December 31, 2012	820	3,758	14,527	52,138	71,243
Incurred guaranteed benefits	531	(791)	(11,900)	(61,222)	(73,382)
Paid guaranteed benefits	(237)	—	(129)	—	(366)
Balance as of December 31, 2013	$1,114	2,967	2,498	(9,084)	(2,505)

(11)         Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2013, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

(Continued)

49

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2013	2012	2011
Balance at January 1, net of reinsurance
recoverable of $200, $256, and $277,
respectively	$2,229	2,514	2,150
Incurred related to:
Current year	868	28	472
Prior years	564	153	305
Total incurred	1,432	181	777
Paid related to:
Current year	77	14	95
Prior years	2,552	452	318
Total paid	2,629	466	413
Balance at December 31, net of
reinsurance recoverable of $264, $200,
and $256, respectively	$1,032	2,229	2,514

Prior year incurreds for 2013 and 2012 reflect unfavorable claim development with the group marketing line of business. Incurreds for 2011 reflect unanticipated claim development with the group marketing and LTC lines of business. The increase in claims paid related to prior years in 2013 is due to a payment of $1,724 related to Allianz Life recapturing a block of business that the Company had previously assumed.

(12)         Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2013 and 2012.

On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims up through year eight and 20% on claims years nine and beyond for Lifetime Benefit Plans.

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis.

(Continued)

50

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The following table shows the net exposure to reinsurance receivables and recoverable at December 31:

	2013	2012
Reinsurance receivables	$126	123
Reinsurance recoverable	2,501	2,214
Reinsurance payables	(64)	(60)
Net reinsurance exposure	$2,563	2,277

(13)         Income Taxes

(a)         Income Tax (Benefit) Expense

Total income tax (benefit) expense for the years ended December 31 is as follows:

	2013	2012	2011
Income tax expense (benefit)
attributable to operations:
Current tax expense (benefit)	$2,495	17,206	(3,723)
Deferred tax expense (benefit)	1,930	(13,885)	(6,903)
Total income tax
expense (benefit)
attributable to
operations	4,425	3,321	(10,626)
Income tax effect on equity:
Attributable to unrealized gains
for the year	(12,760)	5,152	5,779
Total income tax effect
on equity	$(8,335)	8,473	(4,847)

(Continued)

51

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(b)         Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax (benefit) expense reported on the Statements of Operations for the respective years ended December 31 as follows:

	2013	2012	2011
Income tax expense (benefit)
computed at the statutory rate	$5,916	4,349	(9,061)
Dividends-received deductions and
tax-exempt interest	(1,603)	(1,035)	(1,238)
Other	112	7	(327)
Income tax expense
(benefit) as reported	$4,425	3,321	(10,626)

(c)         Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which is included in other assets and other liabilities, respectively, on the Balance Sheets, at December 31 are as follows:

	2013	2012
Deferred tax assets:
Future benefit reserves	$27,266	50,315
Expense accruals	162	256
Other-than-temporarily impaired assets	84	—
Investment income	23,577	332
Total deferred tax assets	51,089	50,903
Deferred tax liabilities:
Deferred acquisition costs	(31,506)	(26,792)
Due and deferred premium	(16)	(3)
Net unrealized gains on investments	(10,702)	(26,073)
Total deferred tax liabilities	(42,224)	(52,868)
Net deferred tax assets (liabilities)	$8,865	(1,965)

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount

(Continued)

52

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid (received) by the Company were $17,449, $(6,606), and $1,289 in 2013, 2012, and 2011, respectively. At December 31, 2013, the Company had a tax payable from AZOA of $2,210 reported in other liabilities and at December 31, 2012 had a tax receivable of $(17,165) reported in other assets on the Balance Sheets.

The Company’s federal income tax return is consolidated with AZOA. The Company is no longer subject to U.S. federal, state, and local, or non-U.S. income tax examinations by tax authorities for years prior to 2007. The IRS recently conducted an examination of the consolidated returns filed by AZOA for the 2008 and 2009 tax years. The examination report was approved by the Joint Committee on Taxation in the fourth quarter of 2013, thus the examination has now concluded. There were no adjustments as a result of this examination that materially affected the Company. AZOA has not received notice from the IRS of its intent to examine any subsequent tax periods.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2013 and 2012. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2013, 2012, and 2011, the Company did not recognize any expense related to interest and penalties. The Company accrued $0 for the payment of interest and penalties at December 31, 2013 and 2012, respectively.

(14)         Related-party Transactions

(a)         Real Estate

The Company subleases office space from Fireman’s Fund Insurance Company (an affiliate). In connection with this agreement, the Company incurred rent expense of $29, $26, and $26 in 2013, 2012, and 2011, respectively, which is included in general and administrative expenses on the Statements of Operations.

(b)         Service Fees

The Company has incurred fees for certain administrative services provided by Allianz Life of $6,454, $6,799, and $7,735 in 2013, 2012, and 2011, respectively. The Company’s liability for these fees was $939 and $511 as of December 31, 2013 and 2012, respectively, and is included in other liabilities on the Balance Sheets.

The Company has incurred fees for certain investment advisory services provided by affiliated companies of $199, $184, and $181 in 2013, 2012, and 2011, respectively. The Company’s liability

(Continued)

53

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

for these charges was $15 and $15 as of December 31, 2013 and 2012, respectively, and is included in other liabilities on the Balance Sheets.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and Allianz Global Distributors, LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. The agreement with AGID was terminated effective December 31, 2010. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contract holders was $1,109, $957, and $736 during 2013, 2012, and 2011, respectively, which is included in other revenue on the Statements of Operations. At December 31, 2013 and 2012, $192 and $174, respectively, was included for these fees in receivables on the Balance Sheets.

(c)         Capital Contributions

The Company received cash capital contributions of $20,000 from Allianz Life in both 2012 and 2011.

(15)         Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80.0% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. In 2013, 2012, and 2011, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $144, $123, and $193 in 2013, 2012, and 2011, respectively, toward the AAAP matching contributions and administration expenses.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in-force are eligible to receive benefits. The Company expensed $0, $0, and $10 in 2013, 2012, and 2011, respectively, toward severance payments.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

(Continued)

54

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(16)         Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves and policy and contract claims calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statements filed with the State of New York as of December 31, 2013 and 2012 were $97,828 and $135,415, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2013 and 2012 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Superintendent of Insurance is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statements. In accordance with New York statutes, the maximum amount of ordinary dividends that can be paid by the Company is the greater of 10% of prior year-end capital and surplus, or the prior year net gain from operations, but is limited by the amount in unassigned surplus. Based on these limitations, ordinary dividends of $28,171 can be paid in 2014 without the approval of the New York State Department of Financial Services. The Company paid no dividends in 2013, 2012, and 2011.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds, as of December 31, 2013 and 2012.

(17)         Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

(Continued)

55

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators regularly make inquiries and conduct examinations or investigations concerning various selling practices in the annuity industry, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. State regulators have also been investigating various practices relating to unclaimed property. In certain instances, these investigations have led to regulatory enforcement proceedings. The Company is also subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company. Management assesses whether the amount of loss can be reasonably estimated prior to making any accruals.

In December 2008, the Securities and Exchange Commission (SEC) adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, if it had become fully operational, would have subjected issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. In October 2010, several months after the Federal Court of Appeals for the District of Columbia Circuit vacated Rule 151A, the SEC withdrew the rule. As a result, issuers of fixed-indexed annuity products will not be under the SEC’s purview, rather they will remain subject to state insurance regulation, as long as insurers comply with the provisions of the Harkin Amendment, passed as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

It can be expected that annuity product design and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

(Continued)

56

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

The Company leases office space as mentioned in note 14. Expense for the operating lease was $29, $26, and $26 in 2013, 2012, and 2011, respectively. The future minimum lease payments required under operating leases are as follows:

2014		$22
2015		22
2016		24
2017		24
2018		24
2019 and beyond		36
	Total	$152

(18)         Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities and Other products.

The Individual Annuities segment consists of variable and fixed annuities, which are provided through independent distribution channels made up of broker dealers and agents and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Although the Company discontinued selling fixed annuity products in 2011, the in-force volume is significant and thus included within the Individual Annuities segment. Revenues for the company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.

The Other products segment consists of closed blocks of Life, LTC, and Special Markets products. The Company discontinued selling Life products in 2010 and LTC products in 2009. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although Other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

The Company does not maintain segregated investment portfolios for each segment. Investment-related income, gains, and losses are allocated to the segments based on reserve levels and capital requirements.

(Continued)

57

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Segment results are reconciled to the statements of operations in the tables below:

	Year ended December 31, 2013
	Individual
	annuities	Other	Total
Revenue:
Net premiums and policy fees	$47,281	3,452	50,733
Interest and similar income, net	28,590	1,074	29,664
Change in fair value of assets and
liabilities	(78,973)	—	(78,973)
Realized investment gains, net	796	33	829
Fee, commission, and other
revenue	2,795	—	2,795
Total revenue	489	4,559	5,048
Benefits and expenses:
Net benefits	(42,034)	3,931	(38,103)
General and administrative
expenses and commissions	31,486	924	32,410
Change in deferred acquisition
costs, net	(6,440)	277	(6,163)
Total benefits and
expenses	(16,988)	5,132	(11,856)
Pretax income (loss)	$17,477	(573)	16,904

(Continued)

58

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

	Year ended December 31, 2012
	Individual
	annuities	Other	Total
Revenue:
Net premiums and policy fees	$36,997	3,195	40,192
Interest and similar income, net	29,905	945	30,850
Change in fair value of assets and
liabilities	(14,676)	—	(14,676)
Realized investment gains, net	14,170	332	14,502
Fee, commission, and other
revenue	2,385	—	2,385
Total revenue	68,781	4,472	73,253
Benefits and expenses:
Net benefits	20,914	2,656	23,570
General and administrative
expenses and commissions	32,277	550	32,827
Change in deferred acquisition
costs, net	4,657	(227)	4,430
Total benefits and
expenses	57,848	2,979	60,827
Pretax income	$10,933	1,493	12,426

(Continued)

59

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

	Year ended December 31, 2011
	Individual
	annuities	Other	Total
Revenue:
Net premiums and policy fees	$27,631	3,260	30,891
Interest and similar income, net	31,778	806	32,584
Change in fair value of assets and
liabilities	(8,116)	—	(8,116)
Realized investment gains, net	1,582	23	1,605
Fee, commission, and other
revenue	1,822	43	1,865
Total revenue	54,697	4,132	58,829
Benefits and expenses:
Net benefits	82,338	1,840	84,178
General and administrative
expenses and commissions	38,003	1,959	39,962
Change in deferred acquisition
costs, net	(39,670)	245	(39,425)
Total benefits and
expenses	80,671	4,044	84,715
Pretax (loss) income	$(25,974)	88	(25,886)

(Continued)

60

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

(19)         Changes in and Reclassifications from Accumulated Other Comprehensive Income (AOCI)

Changes in AOCI by component consist of the following:

	Year ended December 31, 2013
	Net
	unrealized	OTTI
	gain on	losses in
	securities	OCI	Total AOCI
Beginning balance	$34,045	—	34,045
OCI before reclassifications	(23,180)	—	(23,180)
Amounts reclassified from AOCI	(518)	—	(518)
Net OCI	(23,698)	—	(23,698)
Ending balance	$10,347	—	10,347
	Year ended December 31, 2012
	Net
	unrealized	OTTI
	gain on	losses in
	securities	OCI	Total AOCI
Beginning balance	$24,477	—	24,477
OCI before reclassifications	19,061	(67)	18,994
Amounts reclassified from AOCI	(9,493)	67	(9,426)
Net OCI	9,568	—	9,568
Ending balance	$34,045	—	34,045

(Continued)

61

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements
December 31, 2013 and 2012
(In thousands, except security holdings quantities)

Reclassifications from AOCI consist of the following:

	Amount reclassified from AOCI		Affected line item
	December 31,		in the consolidated
AOCI	2013	2012	statement of operations
Net unrealized gain on securities:
Available-for-sale securities	$797	14,605	Realized investment gains, net
	(279)	(5,112)	Income tax benefit
	518	9,493	Net income
OTTI losses in OCI:
Other than temporary impairments	—	(103)	Realized investment gains, net
	—	36	Income tax expense
	—	(67)	Net loss
Total amounts
reclassified
from AOCI	$518	9,426	Total net income

(20)         Subsequent Events

No material subsequent events have occurred since December 31, 2013, through March 25, 2014 that require adjustments to the financial statements.

62

Schedule I
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Summary of Investments – Other than Investments in Related Parties
December 31, 2013
(In thousands)

			Amount at
			which shown
	Amortized		in the balance
Type of investment	cost (1)	Fair value	sheet
Fixed-maturity securities:
U.S. government	$57,053	57,228	57,228
States and political subdivisions	17,574	16,509	16,509
Foreign government	2,534	2,423	2,423
Public utilities	39,615	43,330	43,330
Corporate securities	343,790	364,231	364,231
Mortgage-backed securities	154,728	162,149	162,149
Total fixed-maturity securities	615,294	645,870	645,870
Other investments:
Policy loans	263		263
Derivatives	5,508		5,508
Total other investments	5,771		5,771
Total investments	$621,065		651,641
(1)	Original cost of fixed-maturity securities reduced by repayments and adjusted for amortization of premiums or accrual discounts
See accompanying report of independent registered public accounting firm.

63

Schedule II
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Supplementary Insurance Information
Years ended December 31, 2013, 2012, and 2011
(In thousands)

	December 31
	Deferred acquisition costs	Deferred sales inducements	Account balances and future benefit reserves	Unearned premiums	Policy and contract claims
2013:
Annuities	$100,897	18,345	561,358	—	—
Other	3,105	—	16,762	1,559	1,528
	$104,002	18,345	578,120	1,559	1,528
2012:
Annuities	$89,006	18,745	678,701	—	—
Other	3,239	—	14,703	1,539	2,684
	$92,245	18,745	693,404	1,539	2,684
2011:
Annuities	$88,004	22,754	703,073	—	173
Other	3,183	2	12,184	1,466	3,029
	$91,187	22,756	715,257	1,466	3,202

	Year ended December 31
	Net premium And policy fees	Interest and similar income, net	Net benefits	Net change in deferred sales inducements*	Net change in deferred acquisition costs**	Other operating expenses
2013:
Annuities	$47,281	28,590	(44,376)	2,342	(6,440)	31,486
Other	3,452	1,074	3,931	—	277	924
	$50,733	29,664	(40,445)	2,342	(6,163)	32,410
2012:
Annuities	$36,997	29,905	17,250	3,664	4,657	32,277
Other	3,195	945	2,654	2	(227)	550
	$40,192	30,850	19,904	3,666	4,430	32,827
2011:
Annuities	$27,631	31,778	90,036	(7,698)	(39,670)	38,003
Other	3,260	806	1,831	9	245	1,959
	$30,891	32,584	91,867	(7,689)	(39,425)	39,962
*	See note 8 for aggregate gross amortization of deferred sales inducements.
**	See note 7 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

64

Schedule III
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance
Years ended December 31, 2013, 2012, and 2011
(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Year ended	amount	companies	companies	amount	to net
December 31, 2013:
Life insurance in force	$84,046	73,019	—	11,027	—%
Premiums and policy fees:
Life	$1,389	975	—	414	—
Annuities	47,280	—	—	47,280	—
Accident and health	3,613	574	—	3,039	—
Total premiums and policy fees	$52,282	1,549	—	50,733	—%
December 31, 2012:
Life insurance in force	$93,755	82,448	—	11,307	—%
Premiums and policy fees:
Life	$1,088	1,009	—	79	—
Annuities	36,997	—	—	36,997	—
Accident and health	3,662	547	1	3,116	—
Total premiums and policy fees	$41,747	1,556	1	40,192	—%
December 31, 2011:
Life insurance in force	$100,620	93,953	—	6,667	—%
Premiums and policy fees:
Life	$1,370	1,058	—	312	—
Annuities	27,630	—		27,630	—
Accident and health	3,544	590	(5)	2,949	(0.2)
Total premiums and policy fees	$32,544	1,648	(5)	30,891	—%
See accompanying report of independent registered public accounting firm.

65

KPMG

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
of
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements
December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG
KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
March 24, 2014

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 252	$ 63	$ 23	$ 2	$ -	$ 32,030
Total Assets	252	63	23	2	-	32,030

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	252	63	23	2	-	32,030

Contract Owners' Equity:
Contracts in Accumulation Period	252	63	23	2	-	32,030
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 252	$ 63	$ 23	$ 2	$ -	$ 32,030

Investment Shares	3	1	1	-	-	2,080
Investments at Cost	$ 196	$ 57	$ 21	$ 1	$ -	$ 27,005

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund

Assets:
Investments at Net Asset Value	$ 25,937	$ 10,814	$ -	$ 7,929	$ 16,393	$ 40,561
Total Assets	25,937	10,814	-	7,929	16,393	40,561

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	25,937	10,814	-	7,929	16,393	40,561

Contract Owners' Equity:
Contracts in Accumulation Period	25,937	10,814	-	7,929	16,393	40,561
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 25,937	$ 10,814	$ -	$ 7,929	$ 16,393	$ 40,561

Investment Shares	1,367	913	-	538	693	2,927
Investments at Cost	$ 18,125	$ 7,693	$ -	$ 5,681	$ 12,456	$ 34,125

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 9,399	$ 128,520	$ 6,603	$ 37,443	$ 11,288	$ 15,639
Total Assets	9,399	128,520	6,603	37,443	11,288	15,639

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	9,399	128,520	6,603	37,443	11,288	15,639

Contract Owners' Equity:
Contracts in Accumulation Period	9,399	128,520	6,603	37,443	11,288	15,639
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 9,399	$ 128,520	$ 6,603	$ 37,443	$ 11,288	$ 15,639

Investment Shares	807	7,196	398	2,380	728	840
Investments at Cost	$ 8,480	$ 101,563	$ 5,503	$ 29,543	$ 8,855	$ 12,424

	AZL JPMorgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund

Assets:
Investments at Net Asset Value	$ 15,954	$ 11,061	$ 12,623	$ 12,855	$ 7,840	$ 45,687
Total Assets	15,954	11,061	12,623	12,855	7,840	45,687

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	15,954	11,061	12,623	12,855	7,840	45,687

Contract Owners' Equity:
Contracts in Accumulation Period	15,954	11,061	12,623	12,855	7,840	45,651
Contracts in Annuity Payment Period	-	-	-	-	-	36
Total Contract Owners' Equity	$ 15,954	$ 11,061	$ 12,623	$ 12,855	$ 7,840	$ 45,687

Investment Shares	853	761	593	1,073	350	45,687
Investments at Cost	$ 13,250	$ 7,720	$ 8,125	$ 10,197	$ 6,517	$ 45,687

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund

Assets:
Investments at Net Asset Value	$ 3,493	$ 24,712	$ 16,772	$ 60,876	$ 13,410	$ 93,611
Total Assets	3,493	24,712	16,772	60,876	13,410	93,611

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	3,493	24,712	16,772	60,876	13,410	93,611

Contract Owners' Equity:
Contracts in Accumulation Period	3,493	24,712	16,772	60,876	13,410	93,611
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 3,493	$ 24,712	$ 16,772	$ 60,876	$ 13,410	$ 93,611

Investment Shares	354	1,337	1,394	5,065	1,082	7,418
Investments at Cost	$ 2,959	$ 18,087	$ 15,127	$ 54,860	$ 12,415	$ 82,214

	AZL MVP Fusion Balanced Fund (Pre-Merger)	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Fusion Moderate Fund (Pre-Merger)	AZL MVP Growth Index Strategy Fund

Assets:
Investments at Net Asset Value	$ -	$ 21,283	$ 36,790	$ 231,516	$ -	$ 86,309
Total Assets	-	21,283	36,790	231,516	-	86,309

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	21,283	36,790	231,516	-	86,309

Contract Owners' Equity:
Contracts in Accumulation Period	-	21,283	36,790	231,516	-	86,309
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 21,283	$ 36,790	$ 231,516	$ -	$ 86,309

Investment Shares	-	1,699	2,950	18,258	-	6,524
Investments at Cost	$ -	$ 19,959	$ 31,527	$ 197,422	$ -	$ 75,320

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund

Assets:
Investments at Net Asset Value	$ 23,484	$ -	$ 8,641	$ 2,119	$ 86	$ 101
Total Assets	23,484	-	8,641	2,119	86	101

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	23,484	-	8,641	2,119	86	101

Contract Owners' Equity:
Contracts in Accumulation Period	23,484	-	8,641	2,119	86	101
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 23,484	$ -	$ 8,641	$ 2,119	$ 86	$ 101

Investment Shares	1,760	-	548	217	5	7
Investments at Cost	$ 20,952	$ -	$ 6,284	$ 2,131	$ 71	$ 90

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Assets:
Investments at Net Asset Value	$ 31,124	$ 1,388	$ 8,962	$ 8,834	$ 21,189	$ -
Total Assets	31,124	1,388	8,962	8,834	21,189	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	31,124	1,388	8,962	8,834	21,189	-

Contract Owners' Equity:
Contracts in Accumulation Period	31,103	1,388	8,962	8,834	21,169	-
Contracts in Annuity Payment Period	21	-	-	-	20	-
Total Contract Owners' Equity	$ 31,124	$ 1,388	$ 8,962	$ 8,834	$ 21,189	$ -

Investment Shares	2,416	178	1,149	564	1,338	-
Investments at Cost	$ 22,931	$ 821	$ 8,254	$ 5,900	$ 14,754	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Assets:
Investments at Net Asset Value	$ 137,841	$ -	$ 571	$ 10	$ 2,062	$ 205
Total Assets	137,841	-	571	10	2,062	205

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	137,841	-	571	10	2,062	205

Contract Owners' Equity:
Contracts in Accumulation Period	137,841	-	571	10	2,062	205
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 137,841	$ -	$ 571	$ 10	$ 2,062	$ 205

Investment Shares	8,847	-	31	-	137	15
Investments at Cost	$ 124,795	$ -	$ 370	$ 6	$ 1,446	$ 162

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 240	$ -	$ 3,344	$ 9,867	$ 13
Total Assets	-	240	-	3,344	9,867	13

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	240	-	3,344	9,867	13

Contract Owners' Equity:
Contracts in Accumulation Period	-	240	-	3,344	9,867	13
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 240	$ -	$ 3,344	$ 9,867	$ 13

Investment Shares	-	25	-	279	837	-
Investments at Cost	$ -	$ 240	$ -	$ 2,898	$ 8,495	$ 12

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ -	$ 4,703	$ 18,793	$ 19,566	$ 94,471	$ 5,457
Total Assets	-	4,703	18,793	19,566	94,471	5,457

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	4,703	18,793	19,566	94,471	5,457

Contract Owners' Equity:
Contracts in Accumulation Period	-	4,686	18,578	19,557	94,253	5,445
Contracts in Annuity Payment Period	-	17	215	9	218	12
Total Contract Owners' Equity	$ -	$ 4,703	$ 18,793	$ 19,566	$ 94,471	$ 5,457

Investment Shares	-	333	1,179	2,858	5,856	262
Investments at Cost	$ -	$ 5,924	$ 17,126	$ 18,485	$ 86,929	$ 4,058

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Assets:
Investments at Net Asset Value	$ 20,811	$ 2,044	$ 4,648	$ 15	$ 11,928	$ 31,341
Total Assets	20,811	2,044	4,648	15	11,928	31,341

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	20,811	2,044	4,648	15	11,928	31,341

Contract Owners' Equity:
Contracts in Accumulation Period	20,692	2,044	4,625	15	11,928	31,311
Contracts in Annuity Payment Period	119	-	23	-	-	30
Total Contract Owners' Equity	$ 20,811	$ 2,044	$ 4,648	$ 15	$ 11,928	$ 31,341

Investment Shares	744	84	166	1	1,608	2,465
Investments at Cost	$ 11,857	$ 1,193	$ 3,223	$ 15	$ 11,232	$ 32,272

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Core Equity Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio

Assets:
Investments at Net Asset Value	$ 186	$ -	$ -	$ 53	$ -	$ 8
Total Assets	186	-	-	53	-	8

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	186	-	-	53	-	8

Contract Owners' Equity:
Contracts in Accumulation Period	186	-	-	53	-	8
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 186	$ -	$ -	$ 53	$ -	$ 8

Investment Shares	4	-	-	1	-	1
Investments at Cost	$ 136	$ -	$ -	$ 35	$ -	$ 7

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ 25	$ 8	$ 438	$ -
Total Assets	-	-	25	8	438	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	25	8	438	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	25	8	438	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ 25	$ 8	$ 438	$ -

Investment Shares	-	-	2	-	12	-
Investments at Cost	$ -	$ -	$ 23	$ 7	$ 260	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 20	$ -	$ -	$ -	$ 42
Total Assets	-	20	-	-	-	42

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	20	-	-	-	42

Contract Owners' Equity:
Contracts in Accumulation Period	-	20	-	-	-	42
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 20	$ -	$ -	$ -	$ 42

Investment Shares	-	1	-	-	-	2
Investments at Cost	$ -	$ 9	$ -	$ -	$ -	$ 38

	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund	Oppenheimer Global Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA

Assets:
Investments at Net Asset Value	$ -	$ 2	$ 31,539	$ 1,039	$ 159	$ 2
Total Assets	-	2	31,539	1,039	159	2

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	2	31,539	1,039	159	2

Contract Owners' Equity:
Contracts in Accumulation Period	-	2	31,511	1,039	159	2
Contracts in Annuity Payment Period	-	-	28	-	-	-
Total Contract Owners' Equity	$ -	$ 2	$ 31,539	$ 1,039	$ 159	$ 2

Investment Shares	-	-	1,455	25	30	1
Investments at Cost	$ -	$ 2	$ 24,549	$ 668	$ 164	$ 2

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio

Assets:
Investments at Net Asset Value	$ 1,345	$ 19,468	$ 36,895	$ 5,329	$ 14,639	$ 5,591
Total Assets	1,345	19,468	36,895	5,329	14,639	5,591

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,345	19,468	36,895	5,329	14,639	5,591

Contract Owners' Equity:
Contracts in Accumulation Period	1,345	19,468	36,895	5,329	14,639	5,591
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 1,345	$ 19,468	$ 36,895	$ 5,329	$ 14,639	$ 5,591

Investment Shares	43	1,559	3,391	891	1,089	573
Investments at Cost	$ 828	$ 15,585	$ 37,441	$ 7,201	$ 14,957	$ 5,721

	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio

Assets:
Investments at Net Asset Value	$ 6,407	$ 7,131	$ 30,254	$ 60,858	$ 9	$ 37,003
Total Assets	6,407	7,131	30,254	60,858	9	37,003

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	6,407	7,131	30,254	60,858	9	37,003

Contract Owners' Equity:
Contracts in Accumulation Period	6,407	7,131	30,254	60,858	9	37,003
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 6,407	$ 7,131	$ 30,254	$ 60,858	$ 9	$ 37,003

Investment Shares	519	764	2,670	7,541	1	2,937
Investments at Cost	$ 6,985	$ 7,525	$ 33,199	$ 59,113	$ 9	$ 40,199

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2013
(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio

Assets:
Investments at Net Asset Value	$ 94,691	$ 16,556	$ 151	$ -	$ 8	$ -
Total Assets	94,691	16,556	151	-	8	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	94,691	16,556	151	-	8	-

Contract Owners' Equity:
Contracts in Accumulation Period	94,691	16,556	151	-	8	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 94,691	$ 16,556	$ 151	$ -	$ 8	$ -

Investment Shares	8,624	1,615	24	-	-	-
Investments at Cost	$ 96,943	$ 16,657	$ 168	$ -	$ 8	$ -

	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 11,332	$ 71,269	$ 22,046	$ 1,986,049
Total Assets	11,332	71,269	22,046	1,986,049

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-
Total Liabilities	-	-	-	-
Net Assets:	11,332	71,269	22,046	1,986,049

Contract Owners' Equity:
Contracts in Accumulation Period	11,256	71,229	22,022	1,985,161
Contracts in Annuity Payment Period	76	40	24	888
Total Contract Owners' Equity	$ 11,332	$ 71,269	$ 22,046	$ 1,986,049

Investment Shares	648	3,828	1,442	189,872
Investments at Cost	$ 8,951	$ 71,185	$ 17,700	$ 1,752,315

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund
					(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ -	$ -	$ -	$ -	$ 499

Expenses:
Mortality and Expense Risk Charges	3	1	-	-	25	555
Investment Income (Loss), Net	(2)	(1)	-	-	(25)	(56)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	26	-	-	-	-	83
Realized Gains (Losses) on Sales of Investments, Net	5	-	-	-	382	1,249
Realized Gains (Losses) on Investments, Net	31	-	-	-	382	1,332
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	17	6	-	(161)	1,946
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	67	17	6	-	221	3,278
Net Increase (Decrease) in Net Assets From Operations	$ 65	$ 16	$ 6	$ -	$ 196	$ 3,222

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 118	$ 63	$ 72	$ 28	$ 77	$ 568

Expenses:
Mortality and Expense Risk Charges	450	173	89	139	241	574
Investment Income (Loss), Net	(332)	(110)	(17)	(111)	(164)	(6)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	795	-	46	241
Realized Gains (Losses) on Sales of Investments, Net	1,329	548	741	403	896	779
Realized Gains (Losses) on Investments, Net	1,329	548	1,536	403	942	1,020
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,091	2,017	(420)	1,642	2,146	4,001
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	6,420	2,565	1,116	2,045	3,088	5,021
Net Increase (Decrease) in Net Assets From Operations	$ 6,088	$ 2,455	$ 1,099	$ 1,934	$ 2,924	$ 5,015

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 72	$ 1,338	$ 125	$ 295	$ 93	$ 182

Expenses:
Mortality and Expense Risk Charges	133	1,854	126	586	180	301
Investment Income (Loss), Net	(61)	(516)	(1)	(291)	(87)	(119)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	252	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	83	3,110	438	2,114	427	443
Realized Gains (Losses) on Investments, Net	83	3,362	438	2,114	427	443
Net Change in Unrealized Appreciation
(Depreciation) on Investments	545	16,429	677	4,572	1,889	1,868
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	628	19,791	1,115	6,686	2,316	2,311
Net Increase (Decrease) in Net Assets From Operations	$ 567	$ 19,275	$ 1,114	$ 6,395	$ 2,229	$ 2,192

	AZL JPMorgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 331	$ 94	$ 91	$ 178	$ 42	$ -

Expenses:
Mortality and Expense Risk Charges	321	210	246	227	91	894
Investment Income (Loss), Net	10	(116)	(155)	(49)	(49)	(894)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	99	1
Realized Gains (Losses) on Sales of Investments, Net	387	585	765	422	185	-
Realized Gains (Losses) on Investments, Net	387	585	765	422	284	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,048	2,319	2,263	2,726	1,129	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,435	2,904	3,028	3,148	1,413	1
Net Increase (Decrease) in Net Assets From Operations	$ 2,445	$ 2,788	$ 2,873	$ 3,099	$ 1,364	$ (893)

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 147	$ 105	$ -	$ -	$ -	$ 1,488

Expenses:
Mortality and Expense Risk Charges	80	442	203	645	97	1,476
Investment Income (Loss), Net	67	(337)	(203)	(645)	(97)	12
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	593	3	16	1	-
Realized Gains (Losses) on Sales of Investments, Net	217	1,120	114	201	60	1,405
Realized Gains (Losses) on Investments, Net	217	1,713	117	217	61	1,405
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(243)	5,130	1,423	5,352	959	5,644
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(26)	6,843	1,540	5,569	1,020	7,049
Net Increase (Decrease) in Net Assets From Operations	$ 41	$ 6,506	$ 1,337	$ 4,924	$ 923	$ 7,061

	AZL MVP Fusion Balanced Fund (Pre-Merger)	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Fusion Moderate Fund (Pre-Merger)	AZL MVP Growth Index Strategy Fund
	(A)				(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 25	$ 479	$ 453	$ 3,051	$ 29	$ -

Expenses:
Mortality and Expense Risk Charges	77	297	760	3,336	179	871
Investment Income (Loss), Net	(52)	182	(307)	(285)	(150)	(871)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	57	226	-	-	151	15
Realized Gains (Losses) on Sales of Investments, Net	1,031	451	631	3,288	2,870	508
Realized Gains (Losses) on Investments, Net	1,088	677	631	3,288	3,021	523
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(346)	364	4,706	20,778	(998)	9,818
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	742	1,041	5,337	24,066	2,023	10,341
Net Increase (Decrease) in Net Assets From Operations	$ 690	$ 1,223	$ 5,030	$ 23,781	$ 1,873	$ 9,470

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ 6	$ 1	$ 2

Expenses:
Mortality and Expense Risk Charges	204	-	142	15	-	-
Investment Income (Loss), Net	(204)	-	(142)	(9)	1	2
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3	-	71	3	-	3
Realized Gains (Losses) on Sales of Investments, Net	222	-	510	(3)	-	-
Realized Gains (Losses) on Investments, Net	225	-	581	-	-	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,323	-	1,984	(13)	16	11
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,548	-	2,565	(13)	16	14
Net Increase (Decrease) in Net Assets From Operations	$ 2,344	$ -	$ 2,423	$ (22)	$ 17	$ 16

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 333	$ 14	$ 72	$ 77	$ 164	$ -

Expenses:
Mortality and Expense Risk Charges	525	21	220	174	426	-
Investment Income (Loss), Net	(192)	(7)	(148)	(97)	(262)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	111	-	-
Realized Gains (Losses) on Sales of Investments, Net	2,146	85	160	800	1,181	-
Realized Gains (Losses) on Investments, Net	2,146	85	160	911	1,181	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,820	(138)	(440)	1,699	3,677	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	6,966	(53)	(280)	2,610	4,858	-
Net Increase (Decrease) in Net Assets From Operations	$ 6,774	$ (60)	$ (428)	$ 2,513	$ 4,596	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,397	$ -	$ -	$ -	$ 11	$ 2

Expenses:
Mortality and Expense Risk Charges	2,204	-	12	-	46	4
Investment Income (Loss), Net	(807)	-	(12)	-	(35)	(2)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	5,534	-	-	-	-	14
Realized Gains (Losses) on Sales of Investments, Net	1,604	-	57	-	124	10
Realized Gains (Losses) on Investments, Net	7,138	-	57	-	124	24
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,900	-	180	2	408	33
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	16,038	-	237	2	532	57
Net Increase (Decrease) in Net Assets From Operations	$ 15,231	$ -	$ 225	$ 2	$ 497	$ 55

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 3	$ -	$ 27	$ 96	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	53	138	-
Investment Income (Loss), Net	-	3	-	(26)	(42)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	18	342	2
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	63	155	-
Realized Gains (Losses) on Investments, Net	-	-	-	81	497	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	325	924	2
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	-	406	1,421	4
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 3	$ -	$ 380	$ 1,379	$ 4

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 245	$ 490	$ 1,420	$ 5,114	$ 62

Expenses:
Mortality and Expense Risk Charges	-	97	277	349	1,416	91
Investment Income (Loss), Net	-	148	213	1,071	3,698	(29)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	(267)	(29)	215	851	120
Realized Gains (Losses) on Investments, Net	-	(267)	(29)	215	851	120
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	178	4,214	(134)	4,524	1,125
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	(89)	4,185	81	5,375	1,245
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 59	$ 4,398	$ 1,152	$ 9,073	$ 1,216

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 340	$ 28	$ -	$ -	$ 1,364	$ 992

Expenses:
Mortality and Expense Risk Charges	345	43	72	-	261	588
Investment Income (Loss), Net	(5)	(15)	(72)	-	1,103	404
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	34	261	-	1,990	-
Realized Gains (Losses) on Sales of Investments, Net	1,158	171	118	-	247	(187)
Realized Gains (Losses) on Investments, Net	1,158	205	379	-	2,237	(187)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,671	388	987	-	(1,171)	(1,580)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	4,829	593	1,366	-	1,066	(1,767)
Net Increase (Decrease) in Net Assets From Operations	$ 4,824	$ 578	$ 1,294	$ -	$ 2,169	$ (1,363)

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Core Equity Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ -	$ -	$ 1	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	2	-	-	1	-	-
Investment Income (Loss), Net	(1)	-	-	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	2	-	-	-	-	-
Realized Gains (Losses) on Investments, Net	2	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	53	-	-	11	-	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	55	-	-	11	-	-
Net Increase (Decrease) in Net Assets From Operations	$ 54	$ -	$ -	$ 11	$ -	$ -

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	8	-
Investment Income (Loss), Net	-	-	-	-	(8)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	-	6	-
Realized Gains (Losses) on Investments, Net	-	-	-	-	6	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	3	-	116	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	3	-	122	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ 3	$ -	$ 114	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	MFS VIT II International Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	-	-
Investment Income (Loss), Net	-	-	-	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	-	-	-
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	5	-	-	-	4
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	5	-	-	-	4
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 5	$ -	$ -	$ -	$ 4

	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund	Oppenheimer Global Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ 622	$ 14	$ 8	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	567	23	3	-
Investment Income (Loss), Net	-	-	55	(9)	5	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	1,262	50	1	-
Realized Gains (Losses) on Investments, Net	-	-	1,262	50	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	5,215	179	(9)	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	6,477	229	(8)	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ 6,532	$ 220	$ (3)	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 14	$ 408	$ 1,756	$ 108	$ 926	$ 68

Expenses:
Mortality and Expense Risk Charges	28	379	637	133	325	73
Investment Income (Loss), Net	(14)	29	1,119	(25)	601	(5)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	128	15
Realized Gains (Losses) on Sales of Investments, Net	71	562	151	(525)	287	(25)
Realized Gains (Losses) on Investments, Net	71	562	151	(525)	415	(10)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	264	2,398	(1,808)	(566)	(2,807)	(193)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	335	2,960	(1,657)	(1,091)	(2,392)	(203)
Net Increase (Decrease) in Net Assets From Operations	$ 321	$ 2,989	$ (538)	$ (1,116)	$ (1,791)	$ (208)

	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 74	$ 102	$ 1,115	$ 2,755	$ -	$ 678

Expenses:
Mortality and Expense Risk Charges	132	82	585	855	-	691
Investment Income (Loss), Net	(58)	20	530	1,900	-	(13)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	45	45	-	-	-	305
Realized Gains (Losses) on Sales of Investments, Net	(96)	(38)	(618)	345	-	(311)
Realized Gains (Losses) on Investments, Net	(51)	7	(618)	345	-	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(657)	(441)	(3,352)	(259)	-	(4,418)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(708)	(434)	(3,970)	86	-	(4,424)
Net Increase (Decrease) in Net Assets From Operations	$ (766)	$ (414)	$ (3,440)	$ 1,986	$ -	$ (4,437)

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2013
(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 2,184	$ 79	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	1,757	239	3	-	-	-
Investment Income (Loss), Net	427	(160)	(3)	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	832	64	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	239	88	(14)	-	-	-
Realized Gains (Losses) on Investments, Net	1,071	152	(14)	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5,170)	(483)	41	-	-	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(4,099)	(331)	27	-	-	-
Net Increase (Decrease) in Net Assets From Operations	$ (3,672)	$ (491)	$ 24	$ -	$ -	$ -

	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 269	$ 3,158	$ 524	$ 37,168

Expenses:
Mortality and Expense Risk Charges	179	1,098	364	31,769
Investment Income (Loss), Net	90	2,060	160	5,399
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	814	-	13,239
Realized Gains (Losses) on Sales of Investments, Net	221	7	652	39,015
Realized Gains (Losses) on Investments, Net	221	821	652	52,254
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,783	(2,992)	3,952	133,157
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,004	(2,171)	4,604	185,411
Net Increase (Decrease) in Net Assets From Operations	$ 2,094	$ (111)	$ 4,764	$ 190,810

(A)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(B)	Period from January 1, 2013 through November 15, 2013 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ (1)	$ (1)	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	31	2	-	(4)	-	(5)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	33	17	8	6	9
Net Increase (Decrease) in Net Assets
From Operations	65	34	16	4	6	4

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	(9)	-	-
Surrenders and Terminations	(29)	(29)	(1)	(6)	-	(16)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(29)	(29)	(1)	(15)	-	(16)
Increase (Decrease) in Net Assets	36	5	15	(11)	6	(12)
Net Assets at Beginning of Period	216	211	48	59	17	29
Net Assets at End of Period	$ 252	$ 216	$ 63	$ 48	$ 23	$ 17

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2013	2012	2013 (A)	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (25)	$ (78)	$ (56)	$ (102)
Realized Gains (Losses) on Investments, Net	-	-	382	16	1,332	373
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	1	(161)	179	1,946	1,873
Net Increase (Decrease) in Net Assets
From Operations	-	1	196	117	3,222	2,144

Contract Transactions-All Products
Purchase Payments	-	-	8	247	1,539	2,825
Transfers Between Funds	-	-	(3,405)	(218)	(1,753)	3,214
Surrenders and Terminations	-	-	(156)	(170)	(1,314)	(673)
Rescissions	-	-	-	-	(1)	(101)
Bonus (Recapture)	-	-	-	4	13	38
Contract Maintenance Charge	-	-	-	(1)	(3)	(3)
Rider charge	-	-	(2)	(5)	(280)	(237)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(3,555)	(143)	(1,799)	5,063
Increase (Decrease) in Net Assets	-	1	(3,359)	(26)	1,423	7,207
Net Assets at Beginning of Period	2	1	3,359	3,385	30,607	23,400
Net Assets at End of Period	$ 2	$ 2	$ -	$ 3,359	$ 32,030	$ 30,607

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2013	2012	2013	2012	2013 (B)	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (332)	$ (381)	$ (110)	$ (81)	$ (17)	$ (68)
Realized Gains (Losses) on Investments, Net	1,329	419	548	131	1,536	130
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,091	1,749	2,017	700	(420)	270
Net Increase (Decrease) in Net Assets
From Operations	6,088	1,787	2,455	750	1,099	332

Contract Transactions-All Products
Purchase Payments	2,381	4,126	1,220	1,565	116	596
Transfers Between Funds	(876)	(350)	804	114	(5,256)	(73)
Surrenders and Terminations	(1,173)	(1,286)	(562)	(228)	(218)	(149)
Rescissions	(63)	(174)	(1)	(24)	-	(9)
Bonus (Recapture)	13	21	9	6	-	1
Contract Maintenance Charge	(3)	(2)	(1)	(1)	(1)	(1)
Rider charge	(82)	(45)	(44)	(21)	(10)	(9)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	197	2,290	1,425	1,411	(5,369)	356
Increase (Decrease) in Net Assets	6,285	4,077	3,880	2,161	(4,270)	688
Net Assets at Beginning of Period	19,652	15,575	6,934	4,773	4,270	3,582
Net Assets at End of Period	$ 25,937	$ 19,652	$ 10,814	$ 6,934	$ -	$ 4,270

	AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (111)	$ (95)	$ (164)	$ (155)	$ (6)	$ 168
Realized Gains (Losses) on Investments, Net	403	127	942	315	1,020	629
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,642	660	2,146	873	4,001	2,598
Net Increase (Decrease) in Net Assets
From Operations	1,934	692	2,924	1,033	5,015	3,395

Contract Transactions-All Products
Purchase Payments	652	741	304	873	1,923	2,687
Transfers Between Funds	381	(56)	4,234	(254)	6,718	(2,204)
Surrenders and Terminations	(659)	(343)	(822)	(504)	(747)	(275)
Rescissions	(1)	(25)	-	(7)	(34)	(124)
Bonus (Recapture)	7	4	11	11	16	30
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(4)	(4)
Rider charge	(17)	(9)	(19)	(16)	(385)	(311)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	362	311	3,707	102	7,487	(201)
Increase (Decrease) in Net Assets	2,296	1,003	6,631	1,135	12,502	3,194
Net Assets at Beginning of Period	5,633	4,630	9,762	8,627	28,059	24,865
Net Assets at End of Period	$ 7,929	$ 5,633	$ 16,393	$ 9,762	$ 40,561	$ 28,059

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL Gateway Fund		AZL Growth Index Strategy Fund		AZL International Index Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (61)	$ (88)	$ (516)	$ (469)	$ (1)	$ (18)
Realized Gains (Losses) on Investments, Net	83	42	3,362	716	438	(4)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	545	231	16,429	8,935	677	820
Net Increase (Decrease) in Net Assets
From Operations	567	185	19,275	9,182	1,114	798

Contract Transactions-All Products
Purchase Payments	1,074	802	4,232	12,863	1,506	970
Transfers Between Funds	526	(306)	12,234	3,396	(1,698)	71
Surrenders and Terminations	(106)	(69)	(3,115)	(1,470)	(403)	(853)
Rescissions	(45)	(22)	(53)	(252)	(1)	-
Bonus (Recapture)	(1)	2	8	16	15	3
Contract Maintenance Charge	-	-	(11)	(10)	(1)	(1)
Rider charge	(107)	(89)	(1,262)	(977)	(24)	(11)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,341	318	12,033	13,566	(606)	179
Increase (Decrease) in Net Assets	1,908	503	31,308	22,748	508	977
Net Assets at Beginning of Period	7,491	6,988	97,212	74,464	6,095	5,118
Net Assets at End of Period	$ 9,399	$ 7,491	$ 128,520	$ 97,212	$ 6,603	$ 6,095
	AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (291)	$ (109)	$ (87)	$ (35)	$ (119)	$ (54)
Realized Gains (Losses) on Investments, Net	2,114	364	427	44	443	123
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,572	2,358	1,889	554	1,868	1,440
Net Increase (Decrease) in Net Assets
From Operations	6,395	2,613	2,229	563	2,192	1,509

Contract Transactions-All Products
Purchase Payments	1,074	1,721	1,908	916	1,598	1,463
Transfers Between Funds	4,460	(254)	1,806	271	(465)	(615)
Surrenders and Terminations	(2,889)	(1,141)	(490)	(291)	(730)	(554)
Rescissions	(1)	(71)	(2)	(6)	(14)	(196)
Bonus (Recapture)	8	1	15	7	8	11
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(2)	(2)
Rider charge	(295)	(234)	(29)	(10)	(32)	(19)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,354	19	3,207	886	363	88
Increase (Decrease) in Net Assets	8,749	2,632	5,436	1,449	2,555	1,597
Net Assets at Beginning of Period	28,694	26,062	5,852	4,403	13,084	11,487
Net Assets at End of Period	$ 37,443	$ 28,694	$ 11,288	$ 5,852	$ 15,639	$ 13,084

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 10	$ (58)	$ (116)	$ (113)	$ (155)	$ (145)
Realized Gains (Losses) on Investments, Net	387	(88)	585	118	765	483
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,048	2,136	2,319	985	2,263	1,095
Net Increase (Decrease) in Net Assets
From Operations	2,445	1,990	2,788	990	2,873	1,433

Contract Transactions-All Products
Purchase Payments	960	1,385	821	632	821	887
Transfers Between Funds	54	(532)	58	215	(290)	(210)
Surrenders and Terminations	(885)	(799)	(694)	(430)	(643)	(872)
Rescissions	(2)	(12)	-	-	(3)	(12)
Bonus (Recapture)	3	7	11	11	18	12
Contract Maintenance Charge	(2)	(2)	(1)	(1)	(2)	(2)
Rider charge	(26)	(12)	(15)	(7)	(20)	(11)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	102	35	180	420	(119)	(208)
Increase (Decrease) in Net Assets	2,547	2,025	2,968	1,410	2,754	1,225
Net Assets at Beginning of Period	13,407	11,382	8,093	6,683	9,869	8,644
Net Assets at End of Period	$ 15,954	$ 13,407	$ 11,061	$ 8,093	$ 12,623	$ 9,869

	AZL MFS Value Fund		AZL Mid Cap Index Fund		AZL Money Market Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (49)	$ (63)	$ (49)	$ (26)	$ (894)	$ (973)
Realized Gains (Losses) on Investments, Net	422	(96)	284	67	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,726	1,195	1,129	236	-	-
Net Increase (Decrease) in Net Assets
From Operations	3,099	1,036	1,364	277	(893)	(973)

Contract Transactions-All Products
Purchase Payments	1,274	1,481	2,769	1,646	28,727	36,199
Transfers Between Funds	640	66	705	343	(25,537)	(30,879)
Surrenders and Terminations	(1,034)	(545)	(101)	58	(5,619)	(6,190)
Rescissions	-	(16)	(60)	(213)	(275)	(615)
Bonus (Recapture)	14	2	38	17	190	189
Contract Maintenance Charge	(1)	(1)	(1)	-	(10)	(11)
Rider charge	(38)	(19)	(34)	(12)	(217)	(187)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	855	968	3,316	1,839	(2,741)	(1,494)
Increase (Decrease) in Net Assets	3,954	2,004	4,680	2,116	(3,634)	(2,467)
Net Assets at Beginning of Period	8,901	6,897	3,160	1,044	49,321	51,788
Net Assets at End of Period	$ 12,855	$ 8,901	$ 7,840	$ 3,160	$ 45,687	$ 49,321

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012 (C)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 67	$ (15)	$ (337)	$ (380)	$ (203)	$ 53
Realized Gains (Losses) on Investments, Net	217	112	1,713	1,255	117	19
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(243)	777	5,130	77	1,423	222
Net Increase (Decrease) in Net Assets
From Operations	41	874	6,506	952	1,337	294

Contract Transactions-All Products
Purchase Payments	70	137	1,500	2,496	6,025	8,755
Transfers Between Funds	(139)	(404)	(551)	322	(108)	962
Surrenders and Terminations	(259)	(164)	(1,055)	(1,054)	(147)	(28)
Rescissions	-	-	(13)	(30)	(81)	(118)
Bonus (Recapture)	-	1	12	14	36	37
Contract Maintenance Charge	-	(1)	(3)	(3)	(2)	-
Rider charge	(7)	(8)	(58)	(32)	(149)	(41)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(335)	(439)	(168)	1,713	5,574	9,567
Increase (Decrease) in Net Assets	(294)	435	6,338	2,665	6,911	9,861
Net Assets at Beginning of Period	3,787	3,352	18,374	15,709	9,861	-
Net Assets at End of Period	$ 3,493	$ 3,787	$ 24,712	$ 18,374	$ 16,772	$ 9,861

	AZL MVP BlackRock Global Allocation Fund		AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund
	2013	2012 (C)	2013	2012 (I)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (645)	$ 68	$ (97)	$ 14	$ 12	$ 57
Realized Gains (Losses) on Investments, Net	217	42	61	5	1,405	536
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,352	664	959	36	5,644	4,767
Net Increase (Decrease) in Net Assets
From Operations	4,924	774	923	55	7,061	5,360

Contract Transactions-All Products
Purchase Payments	27,381	23,930	8,887	1,542	9,613	3,636
Transfers Between Funds	3,334	2,163	2,003	121	17,203	1,661
Surrenders and Terminations	(339)	(98)	(73)	(2)	(3,398)	(2,340)
Rescissions	(230)	(502)	-	(45)	(115)	(60)
Bonus (Recapture)	82	50	59	5	72	39
Contract Maintenance Charge	(4)	-	-	-	(9)	(8)
Rider charge	(462)	(127)	(62)	(3)	(685)	(443)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	29,762	25,416	10,814	1,618	22,681	2,485
Increase (Decrease) in Net Assets	34,686	26,190	11,737	1,673	29,742	7,845
Net Assets at Beginning of Period	26,190	-	1,673	-	63,869	56,024
Net Assets at End of Period	$ 60,876	$ 26,190	$ 13,410	$ 1,673	$ 93,611	$ 63,869

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL MVP Fusion Balanced Fund (Pre-Merger)		AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund
	2013 (A)	2012 (C)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (52)	$ 75	$ 182	$ 33	$ (307)	$ (236)
Realized Gains (Losses) on Investments, Net	1,088	106	677	373	631	(75)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(346)	346	364	861	4,706	3,161
Net Increase (Decrease) in Net Assets
From Operations	690	527	1,223	1,267	5,030	2,850

Contract Transactions-All Products
Purchase Payments	4,165	11,812	2,829	2,644	3,746	2,124
Transfers Between Funds	(17,874)	1,240	3,870	391	127	(1,159)
Surrenders and Terminations	(86)	(30)	(825)	(450)	(1,746)	(1,351)
Rescissions	(96)	(348)	-	(184)	(16)	(35)
Bonus (Recapture)	28	83	25	3	11	6
Contract Maintenance Charge	(1)	-	(2)	(2)	(4)	(4)
Rider charge	(53)	(57)	(197)	(158)	(48)	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13,917)	12,700	5,700	2,244	2,070	(437)
Increase (Decrease) in Net Assets	(13,227)	13,227	6,923	3,511	7,100	2,413
Net Assets at Beginning of Period	13,227	-	14,360	10,849	29,690	27,277
Net Assets at End of Period	$ -	$ 13,227	$ 21,283	$ 14,360	$ 36,790	$ 29,690

	AZL MVP Fusion Moderate Fund		AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund
	2013	2012	2013 (A)	2012 (C)	2013	2012 (C)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (285)	$ (127)	$ (150)	$ 121	$ (871)	$ 76
Realized Gains (Losses) on Investments, Net	3,288	887	3,021	308	523	99
Net Change in Unrealized Appreciation
(Depreciation) on Investments	20,778	13,219	(998)	998	9,818	1,171
Net Increase (Decrease) in Net Assets
From Operations	23,781	13,979	1,873	1,427	9,470	1,346

Contract Transactions-All Products
Purchase Payments	27,095	11,790	8,059	27,648	40,142	29,573
Transfers Between Funds	39,674	(874)	(39,598)	1,895	5,686	1,825
Surrenders and Terminations	(5,544)	(2,710)	(317)	(399)	(433)	(172)
Rescissions	(737)	(130)	(213)	(327)	(190)	(547)
Bonus (Recapture)	194	99	35	184	239	118
Contract Maintenance Charge	(20)	(18)	(1)	-	(4)	-
Rider charge	(1,960)	(1,341)	(124)	(142)	(591)	(153)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	58,702	6,816	(32,159)	28,859	44,849	30,644
Increase (Decrease) in Net Assets	82,483	20,795	(30,286)	30,286	54,319	31,990
Net Assets at Beginning of Period	149,033	128,238	30,286	-	31,990	-
Net Assets at End of Period	$ 231,516	$ 149,033	$ -	$ 30,286	$ 86,309	$ 31,990

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2013	2012 (C)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (204)	$ 8	$ -	$ -	$ (142)	$ (57)
Realized Gains (Losses) on Investments, Net	225	15	-	-	581	113
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,323	209	-	-	1,984	259
Net Increase (Decrease) in Net Assets
From Operations	2,344	232	-	-	2,423	315

Contract Transactions-All Products
Purchase Payments	11,152	5,624	-	-	349	921
Transfers Between Funds	3,521	1,118	-	-	3,213	225
Surrenders and Terminations	(208)	(11)	-	-	(608)	(113)
Rescissions	(71)	(134)	-	-	-	(128)
Bonus (Recapture)	80	9	-	-	13	7
Contract Maintenance Charge	(1)	-	-	-	(1)	-
Rider charge	(139)	(32)	-	-	(14)	(7)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	14,334	6,574	-	-	2,952	905
Increase (Decrease) in Net Assets	16,678	6,806	-	-	5,375	1,220
Net Assets at Beginning of Period	6,806	-	-	-	3,266	2,046
Net Assets at End of Period	$ 23,484	$ 6,806	$ -	$ -	$ 8,641	$ 3,266

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2013	2012 (J)	2013	2012 (D)	2013	2012 (D)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (9)	$ -	$ 1	$ -	$ 2	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	3	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(13)	-	16	(1)	11	-
Net Increase (Decrease) in Net Assets
From Operations	(22)	-	17	(1)	16	-

Contract Transactions-All Products
Purchase Payments	1,718	121	40	32	55	32
Transfers Between Funds	361	-	(2)	-	-	-
Surrenders and Terminations	-	-	-	-	(2)	-
Rescissions	(2)	(50)	-	-	-	-
Bonus (Recapture)	1	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(8)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,070	71	38	32	53	32
Increase (Decrease) in Net Assets	2,048	71	55	31	69	32
Net Assets at Beginning of Period	71	-	31	-	32	-
Net Assets at End of Period	$ 2,119	$ 71	$ 86	$ 31	$ 101	$ 32

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (192)	$ (231)	$ (7)	$ (7)	$ (148)	$ (168)
Realized Gains (Losses) on Investments, Net	2,146	827	85	200	160	630
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,820	2,075	(138)	94	(440)	1,214
Net Increase (Decrease) in Net Assets
From Operations	6,774	2,671	(60)	287	(428)	1,676

Contract Transactions-All Products
Purchase Payments	5,663	3,991	1	-	77	465
Transfers Between Funds	(2,592)	(2,369)	(129)	-	(333)	(663)
Surrenders and Terminations	(1,531)	(1,963)	(62)	(203)	(945)	(574)
Rescissions	(9)	(22)	-	-	(2)	(10)
Bonus (Recapture)	44	15	-	-	1	9
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(1)	(1)
Rider charge	(97)	(41)	-	-	(13)	(13)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,475	(392)	(191)	(204)	(1,216)	(787)
Increase (Decrease) in Net Assets	8,249	2,279	(251)	83	(1,644)	889
Net Assets at Beginning of Period	22,875	20,596	1,639	1,556	10,606	9,717
Net Assets at End of Period	$ 31,124	$ 22,875	$ 1,388	$ 1,639	$ 8,962	$ 10,606

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (97)	$ (127)	$ (262)	$ (322)	$ -	$ -
Realized Gains (Losses) on Investments, Net	911	312	1,181	284	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,699	668	3,677	1,602	-	-
Net Increase (Decrease) in Net Assets
From Operations	2,513	853	4,596	1,564	-	-

Contract Transactions-All Products
Purchase Payments	448	875	1,394	1,072	-	-
Transfers Between Funds	(439)	(513)	(677)	(301)	-	-
Surrenders and Terminations	(622)	(632)	(1,368)	(967)	-	-
Rescissions	-	(126)	(60)	(17)	-	-
Bonus (Recapture)	16	4	4	2	-	-
Contract Maintenance Charge	(1)	(1)	(3)	(3)	-	-
Rider charge	(13)	(10)	(34)	(21)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(611)	(403)	(744)	(235)	-	-
Increase (Decrease) in Net Assets	1,902	450	3,852	1,329	-	-
Net Assets at Beginning of Period	6,932	6,482	17,337	16,008	-	-
Net Assets at End of Period	$ 8,834	$ 6,932	$ 21,189	$ 17,337	$ -	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2013	2012	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (807)	$ (193)	$ -	$ -	$ (12)	$ (11)
Realized Gains (Losses) on Investments, Net	7,138	654	-	-	57	(2)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,900	8,137	-	-	180	97
Net Increase (Decrease) in Net Assets
From Operations	15,231	8,598	-	-	225	84

Contract Transactions-All Products
Purchase Payments	7,153	12,087	-	-	-	1
Transfers Between Funds	182	2,171	-	-	(7)	(46)
Surrenders and Terminations	(3,654)	(2,152)	-	-	(208)	(42)
Rescissions	(108)	(110)	-	-	-	-
Bonus (Recapture)	25	44	-	-	-	-
Contract Maintenance Charge	(16)	(16)	-	-	-	-
Rider charge	(1,406)	(1,178)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,176	10,846	-	-	(215)	(87)
Increase (Decrease) in Net Assets	17,407	19,444	-	-	10	(3)
Net Assets at Beginning of Period	120,434	100,990	-	-	561	564
Net Assets at End of Period	$ 137,841	$ 120,434	$ -	$ -	$ 571	$ 561

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (35)	$ (8)	$ (2)	$ (1)
Realized Gains (Losses) on Investments, Net	-	-	124	36	24	14
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2	-	408	254	33	6
Net Increase (Decrease) in Net Assets
From Operations	2	-	497	282	55	19

Contract Transactions-All Products
Purchase Payments	-	-	10	8	-	-
Transfers Between Funds	-	-	(220)	(124)	-	(1)
Surrenders and Terminations	-	-	(158)	(114)	(59)	(21)
Rescissions	-	-	-	(1)	-	-
Bonus (Recapture)	-	-	1	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(367)	(231)	(59)	(22)
Increase (Decrease) in Net Assets	2	-	130	51	(4)	(3)
Net Assets at Beginning of Period	8	8	1,932	1,881	209	212
Net Assets at End of Period	$ 10	$ 8	$ 2,062	$ 1,932	$ 205	$ 209

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 3	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	3	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	237	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	237	-	-	-
Increase (Decrease) in Net Assets	-	-	240	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ 240	$ -	$ -	$ -

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (26)	$ (12)	$ (42)	$ (12)	$ -	$ -
Realized Gains (Losses) on Investments, Net	81	13	497	55	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	325	176	924	585	2	-
Net Increase (Decrease) in Net Assets
From Operations	380	177	1,379	628	4	-

Contract Transactions-All Products
Purchase Payments	293	655	460	1,691	10	-
Transfers Between Funds	(37)	266	274	776	-	-
Surrenders and Terminations	(68)	(18)	(262)	(261)	(1)	-
Rescissions	-	-	-	(89)	-	-
Bonus (Recapture)	-	1	-	9	-	-
Contract Maintenance Charge	-	-	(1)	(1)	-	-
Rider charge	(35)	(27)	(107)	(81)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	153	877	364	2,044	9	-
Increase (Decrease) in Net Assets	533	1,054	1,743	2,672	13	-
Net Assets at Beginning of Period	2,811	1,757	8,124	5,452	-	-
Net Assets at End of Period	$ 3,344	$ 2,811	$ 9,867	$ 8,124	$ 13	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2013	2012 (E)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 148	$ (94)	$ 213	$ 263
Realized Gains (Losses) on Investments, Net	-	-	(267)	(223)	(29)	(362)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	178	1,455	4,214	1,833
Net Increase (Decrease) in Net Assets
From Operations	-	-	59	1,138	4,398	1,734

Contract Transactions-All Products
Purchase Payments	-	-	26	6	42	20
Transfers Between Funds	-	-	(31)	(100)	-	(124)
Surrenders and Terminations	-	-	(748)	(277)	(2,291)	(1,505)
Rescissions	-	-	(2)	-	-	-
Bonus (Recapture)	-	-	-	-	1	-
Contract Maintenance Charge	-	-	(2)	(2)	(8)	(9)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(757)	(373)	(2,256)	(1,618)
Increase (Decrease) in Net Assets	-	-	(698)	765	2,142	116
Net Assets at Beginning of Period	-	-	5,401	4,636	16,651	16,535
Net Assets at End of Period	$ -	$ -	$ 4,703	$ 5,401	$ 18,793	$ 16,651

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,071	$ 1,016	$ 3,698	$ 2,743	$ (29)	$ (37)
Realized Gains (Losses) on Investments, Net	215	86	851	161	120	37
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(134)	1,307	4,524	3,071	1,125	532
Net Increase (Decrease) in Net Assets
From Operations	1,152	2,409	9,073	5,975	1,216	532

Contract Transactions-All Products
Purchase Payments	203	325	17,979	17,802	3	2
Transfers Between Funds	589	207	3,323	2,139	(124)	(98)
Surrenders and Terminations	(1,832)	(1,094)	(4,984)	(3,944)	(460)	(703)
Rescissions	-	(47)	(109)	(434)	-	-
Bonus (Recapture)	1	5	96	69	-	-
Contract Maintenance Charge	(4)	(5)	(15)	(14)	(2)	(2)
Rider charge	(94)	(87)	(413)	(168)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,137)	(696)	15,877	15,450	(583)	(801)
Increase (Decrease) in Net Assets	15	1,713	24,950	21,425	633	(269)
Net Assets at Beginning of Period	19,551	17,838	69,521	48,096	4,824	5,093
Net Assets at End of Period	$ 19,566	$ 19,551	$ 94,471	$ 69,521	$ 5,457	$ 4,824

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (5)	$ 2	$ (15)	$ (24)	$ (72)	$ (71)
Realized Gains (Losses) on Investments, Net	1,158	644	205	39	379	381
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,671	1,134	388	261	987	45
Net Increase (Decrease) in Net Assets
From Operations	4,824	1,780	578	276	1,294	355

Contract Transactions-All Products
Purchase Payments	73	91	6	4	11	8
Transfers Between Funds	251	(311)	(41)	(13)	(118)	(132)
Surrenders and Terminations	(2,492)	(1,875)	(421)	(140)	(329)	(579)
Rescissions	-	(11)	-	-	(2)	-
Bonus (Recapture)	1	4	-	-	1	-
Contract Maintenance Charge	(8)	(8)	-	-	(2)	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,175)	(2,110)	(456)	(149)	(439)	(705)
Increase (Decrease) in Net Assets	2,649	(330)	122	127	855	(350)
Net Assets at Beginning of Period	18,162	18,492	1,922	1,795	3,793	4,143
Net Assets at End of Period	$ 20,811	$ 18,162	$ 2,044	$ 1,922	$ 4,648	$ 3,793

	Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2013	2012 (E)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 1,103	$ 54	$ 404	$ 308
Realized Gains (Losses) on Investments, Net	-	-	2,237	143	(187)	202
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	(1,171)	1,060	(1,580)	(465)
Net Increase (Decrease) in Net Assets
From Operations	-	-	2,169	1,257	(1,363)	45

Contract Transactions-All Products
Purchase Payments	15	-	296	236	3,053	6,649
Transfers Between Funds	-	-	(788)	(417)	(2,265)	(954)
Surrenders and Terminations	-	-	(478)	(544)	(2,890)	(2,933)
Rescissions	-	-	-	(4)	(22)	(163)
Bonus (Recapture)	-	-	10	-	26	39
Contract Maintenance Charge	-	-	(1)	(1)	(8)	(9)
Rider charge	-	-	(8)	(9)	(161)	(113)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	15	-	(969)	(739)	(2,267)	2,516
Increase (Decrease) in Net Assets	15	-	1,200	518	(3,630)	2,561
Net Assets at Beginning of Period	-	-	10,728	10,210	34,971	32,410
Net Assets at End of Period	$ 15	$ -	$ 11,928	$ 10,728	$ 31,341	$ 34,971

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2013	2012	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1)	$ (1)	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	2	(1)	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	53	(4)	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	54	(6)	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(3)	174	-	-	-	-
Surrenders and Terminations	(17)	(20)	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(20)	154	-	-	-	-
Increase (Decrease) in Net Assets	34	148	-	-	-	-
Net Assets at Beginning of Period	152	4	-	-	-	-
Net Assets at End of Period	$ 186	$ 152	$ -	$ -	$ -	$ -

	Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio
	2013	2012 (G)	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ (1)	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	(8)	-	3	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	34	11	4	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	26	11	6	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(176)	-	-	-	-
Surrenders and Terminations	-	(14)	-	(17)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(190)	-	(17)	-	-
Increase (Decrease) in Net Assets	-	(164)	11	(11)	-	-
Net Assets at Beginning of Period	-	164	42	53	-	-
Net Assets at End of Period	$ -	$ -	$ 53	$ 42	$ -	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	7	-	-	-	-	-
Transfers Between Funds	1	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	8	-	-	-	-	-
Increase (Decrease) in Net Assets	8	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 8	$ -	$ -	$ -	$ -	$ -

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ (8)	$ (6)
Realized Gains (Losses) on Investments, Net	-	-	-	-	6	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	-	-	-	116	44
Net Increase (Decrease) in Net Assets
From Operations	3	-	-	-	114	42

Contract Transactions-All Products
Purchase Payments	23	-	7	-	-	-
Transfers Between Funds	-	-	1	-	(7)	(1)
Surrenders and Terminations	(1)	-	-	-	(3)	(14)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	22	-	8	-	(10)	(15)
Increase (Decrease) in Net Assets	25	-	8	-	104	27
Net Assets at Beginning of Period	-	-	-	-	334	307
Net Assets at End of Period	$ 25	$ -	$ 8	$ -	$ 438	$ 334

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2013	2012	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	5	2
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	5	2

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	5	2
Net Assets at Beginning of Period	-	-	-	-	15	13
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ 20	$ 15

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2013	2012 (E)	2013	2012 (E)	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	4	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	34	-	-	-	-	-
Transfers Between Funds	4	-	-	-	2	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	38	-	-	-	2	-
Increase (Decrease) in Net Assets	42	-	-	-	2	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 42	$ -	$ -	$ -	$ 2	$ -

	Mutual Shares Securities Fund		Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2013	2012	2013	2012	2013	2012 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 55	$ 25	$ (9)	$ (3)	$ 5	$ -
Realized Gains (Losses) on Investments, Net	1,262	214	50	17	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,215	2,338	179	145	(9)	4
Net Increase (Decrease) in Net Assets
From Operations	6,532	2,577	220	159	(3)	4

Contract Transactions-All Products
Purchase Payments	2,686	3,058	-	-	-	-
Transfers Between Funds	(609)	349	(24)	(28)	12	193
Surrenders and Terminations	(2,099)	(1,991)	(125)	(85)	(43)	(4)
Rescissions	(22)	(60)	-	-	-	-
Bonus (Recapture)	24	5	-	-	-	-
Contract Maintenance Charge	(5)	(5)	-	-	-	-
Rider charge	(65)	(28)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(90)	1,328	(149)	(113)	(31)	189
Increase (Decrease) in Net Assets	6,442	3,905	71	46	(34)	193
Net Assets at Beginning of Period	25,097	21,192	968	922	193	-
Net Assets at End of Period	$ 31,539	$ 25,097	$ 1,039	$ 968	$ 159	$ 193

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA
	2013	2012 (H)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 27	$ -	$ -	$ (14)	$ (16)
Realized Gains (Losses) on Investments, Net	-	(259)	-	-	71	27
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	270	-	-	264	152
Net Increase (Decrease) in Net Assets
From Operations	-	38	-	-	321	163

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	2
Transfers Between Funds	-	(191)	2	-	(83)	(31)
Surrenders and Terminations	-	(258)	-	-	(131)	(76)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(449)	2	-	(214)	(105)
Increase (Decrease) in Net Assets	-	(411)	2	-	107	58
Net Assets at Beginning of Period	-	411	-	-	1,238	1,180
Net Assets at End of Period	$ -	$ -	$ 2	$ -	$ 1,345	$ 1,238
	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 29	$ (214)	$ 1,119	$ 1,125	$ (25)	$ 40
Realized Gains (Losses) on Investments, Net	562	217	151	72	(525)	(1)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,398	1,451	(1,808)	2,205	(566)	194
Net Increase (Decrease) in Net Assets
From Operations	2,989	1,454	(538)	3,402	(1,116)	233

Contract Transactions-All Products
Purchase Payments	270	487	7,519	9,241	53	301
Transfers Between Funds	(888)	(670)	(4,076)	2,101	(195)	(322)
Surrenders and Terminations	(1,672)	(1,957)	(1,039)	(870)	(399)	(546)
Rescissions	(3)	(37)	(7)	(191)	-	(3)
Bonus (Recapture)	2	1	28	59	1	1
Contract Maintenance Charge	(4)	(5)	(4)	(3)	(1)	(1)
Rider charge	(26)	(22)	(356)	(244)	(14)	(16)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,321)	(2,203)	2,065	10,093	(555)	(586)
Increase (Decrease) in Net Assets	668	(749)	1,527	13,495	(1,671)	(353)
Net Assets at Beginning of Period	18,800	19,549	35,368	21,873	7,000	7,353
Net Assets at End of Period	$ 19,468	$ 18,800	$ 36,895	$ 35,368	$ 5,329	$ 7,000

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 601	$ 675	$ (5)	$ (11)	$ (58)	$ (22)
Realized Gains (Losses) on Investments, Net	415	180	(10)	31	(51)	482
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,807)	2,231	(193)	75	(657)	(97)
Net Increase (Decrease) in Net Assets
From Operations	(1,791)	3,086	(208)	95	(766)	363

Contract Transactions-All Products
Purchase Payments	217	1,164	2,311	1,953	68	225
Transfers Between Funds	(4,545)	1,127	546	62	(20)	(211)
Surrenders and Terminations	(2,216)	(829)	(97)	(47)	(326)	(315)
Rescissions	-	-	(100)	(112)	-	-
Bonus (Recapture)	1	14	3	8	1	8
Contract Maintenance Charge	(2)	(3)	-	-	(1)	(1)
Rider charge	(156)	(170)	(42)	(17)	(46)	(45)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6,701)	1,303	2,621	1,847	(324)	(339)
Increase (Decrease) in Net Assets	(8,492)	4,389	2,413	1,942	(1,090)	24
Net Assets at Beginning of Period	23,131	18,742	3,178	1,236	7,497	7,473
Net Assets at End of Period	$ 14,639	$ 23,131	$ 5,591	$ 3,178	$ 6,407	$ 7,497

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2013	2012 (D)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 20	$ 35	$ 530	$ 626	$ 1,900	$ 1,253
Realized Gains (Losses) on Investments, Net	7	1	(618)	98	345	176
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(441)	47	(3,352)	1,337	(259)	2,055
Net Increase (Decrease) in Net Assets
From Operations	(414)	83	(3,440)	2,061	1,986	3,484

Contract Transactions-All Products
Purchase Payments	4,331	2,524	889	3,847	13,867	17,274
Transfers Between Funds	395	561	(913)	2,851	5,475	3,700
Surrenders and Terminations	(246)	(4)	(1,446)	(1,022)	(1,806)	(1,079)
Rescissions	(49)	(5)	-	(50)	(114)	(514)
Bonus (Recapture)	18	2	4	9	57	56
Contract Maintenance Charge	(1)	-	(4)	(4)	(6)	(4)
Rider charge	(58)	(6)	(396)	(350)	(423)	(218)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,390	3,072	(1,866)	5,281	17,050	19,215
Increase (Decrease) in Net Assets	3,976	3,155	(5,306)	7,342	19,036	22,699
Net Assets at Beginning of Period	3,155	-	35,560	28,218	41,822	19,123
Net Assets at End of Period	$ 7,131	$ 3,155	$ 30,254	$ 35,560	$ 60,858	$ 41,822

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2013	2012 (J)	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (13)	$ (282)	$ 427	$ 619
Realized Gains (Losses) on Investments, Net	-	-	(6)	2,646	1,071	2,357
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	(4,418)	(224)	(5,170)	3,300
Net Increase (Decrease) in Net Assets
From Operations	-	-	(4,437)	2,140	(3,672)	6,276

Contract Transactions-All Products
Purchase Payments	-	-	5,198	9,467	13,034	21,215
Transfers Between Funds	9	-	(338)	2,095	(11,550)	7,864
Surrenders and Terminations	-	-	(1,982)	(2,282)	(4,567)	(5,613)
Rescissions	-	-	(105)	(392)	(203)	(750)
Bonus (Recapture)	-	-	43	70	66	106
Contract Maintenance Charge	-	-	(6)	(4)	(13)	(11)
Rider charge	-	-	(299)	(215)	(786)	(577)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9	-	2,511	8,739	(4,019)	22,234
Increase (Decrease) in Net Assets	9	-	(1,926)	10,879	(7,691)	28,510
Net Assets at Beginning of Period	-	-	38,929	28,050	102,382	73,872
Net Assets at End of Period	$ 9	$ -	$ 37,003	$ 38,929	$ 94,691	$ 102,382

	PIMCO VIT Unconstrained Bond Portfolio		SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2013	2012	2013	2012	2013	2012 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (160)	$ (49)	$ (3)	$ (3)	$ -	$ -
Realized Gains (Losses) on Investments, Net	152	30	(14)	(23)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(483)	386	41	59	-	-
Net Increase (Decrease) in Net Assets
From Operations	(491)	367	24	33	-	-

Contract Transactions-All Products
Purchase Payments	4,950	3,773	-	-	-	-
Transfers Between Funds	2,666	3,550	-	(8)	-	-
Surrenders and Terminations	(332)	(220)	(50)	(41)	-	-
Rescissions	(121)	(139)	-	-	-	-
Bonus (Recapture)	11	17	-	-	-	-
Contract Maintenance Charge	(1)	-	-	-	-	-
Rider charge	(122)	(43)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	7,051	6,938	(50)	(49)	-	-
Increase (Decrease) in Net Assets	6,560	7,305	(26)	(16)	-	-
Net Assets at Beginning of Period	9,996	2,691	177	193	-	-
Net Assets at End of Period	$ 16,556	$ 9,996	$ 151	$ 177	$ -	$ -

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund
	2013	2012 (E)	2013	2012 (E)	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ 90	$ 161
Realized Gains (Losses) on Investments, Net	-	-	-	-	221	(53)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	1,783	1,497
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	2,094	1,605

Contract Transactions-All Products
Purchase Payments	-	-	-	-	34	53
Transfers Between Funds	8	-	-	-	(238)	(542)
Surrenders and Terminations	-	-	-	-	(1,386)	(709)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	3
Contract Maintenance Charge	-	-	-	-	(5)	(5)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	8	-	-	-	(1,595)	(1,200)
Increase (Decrease) in Net Assets	8	-	-	-	499	405
Net Assets at Beginning of Period	-	-	-	-	10,833	10,428
Net Assets at End of Period	$ 8	$ -	$ -	$ -	$ 11,332	$ 10,833

See accompanying notes to financial statements
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2013 and 2012
(In thousands)

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 2,060	$ 2,048	$ 160	$ 23	$ 5,399	$ 5,863
Realized Gains (Losses) on Investments, Net	821	242	652	(164)	52,254	18,116
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,992)	3,189	3,952	2,694	133,157	104,233
Net Increase (Decrease) in Net Assets
From Operations	(111)	5,479	4,764	2,553	190,810	128,212

Contract Transactions-All Products
Purchase Payments	13,778	17,767	2,098	1,456	316,560	347,237
Transfers Between Funds	6,515	(137)	657	(106)	3,682	2,813
Surrenders and Terminations	(2,448)	(1,434)	(1,328)	(1,308)	(87,052)	(67,053)
Rescissions	(39)	(934)	(70)	(29)	(3,467)	(8,767)
Bonus (Recapture)	41	48	18	3	1,828	1,659
Contract Maintenance Charge	(9)	(7)	(5)	(5)	(244)	(220)
Rider charge	(550)	(324)	(35)	(13)	(13,250)	(8,839)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	17,288	14,979	1,335	(2)	218,057	266,830
Increase (Decrease) in Net Assets	17,177	20,458	6,099	2,551	408,867	395,042
Net Assets at Beginning of Period	54,092	33,634	15,947	13,396	1,577,182	1,182,140
Net Assets at End of Period	$ 71,269	$ 54,092	$ 22,046	$ 15,947	$ 1,986,049	$ 1,577,182

(A)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(B)	Period from January 1, 2013 through November 15, 2013 (fund termination)
(C)	Period from January 23, 2012 (fund commencement) to December 31, 2012
(D)	Period from April 30, 2012 (fund commencement) to December 31, 2012
(E)	Period from September 17, 2012 (fund commencement) to December 31, 2012
(F)	Period from October 26, 2012 (fund commencement) to December 31, 2012
(G)	Period from January 1, 2012 through April 27, 2012 (fund termination)
(H)	Period from January 1, 2012 through October 26, 2012 (fund termination)
(I)	Period from July 9, 2012 (fund commencement) to December 31, 2012
(J)	Period from November 19, 2012 (fund commencement) through December 31, 2012

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

1.      ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Dreyfus Research Growth Fund * †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Federated Clover Small Value Fund * †	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Mutual Advisors LLC/Templeton Global Advisors Limited/ Franklin Advisers, Inc.
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Ivestment Management, Inc.
AZL Invesco Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund * †	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund * †	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund * †	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund*†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Fund	Investment Adviser	Specialist Manager/Adviser
AZL T. Rowe Price Capital Appreciation Fund * †	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Service. LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Investment Management, Inc.	N/A
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
MFS VIT II International Value Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio	Massachusetts Financial Services Company	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Fund	Investment Adviser	Specialist Manager/Adviser
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management, LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A

* Fund contains share classes which assess 12b-1 fees. † The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2013, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Option and a Fixed Period Accounts Option are available to deferred annuity contract owners.  These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.  The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Available investment options, including the date the investment option became available for each product, as of December 31, 2013, are listed in the following table:
Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Retirement Advantage	Retirement Pro	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	10/23/2009	10/23/2009	8/23/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Dreyfus Research Growth Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Federated Clover Small Value Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Invesco Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	10/23/2009	5/1/2002	9/24/2007
AZL JPMorgan International Opportunities Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	10/23/2009	5/3/2004	9/24/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL MFS Value Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7/9/2012
AZL MVP Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Growth Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Pyramis Core Bond Fund	N/A	N/A	N/A	N/A	11/19/2012	11/19/2012	N/A	N/A	11/19/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/17/2012	9/17/2012	5/1/2007	5/1/2007	9/24/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	9/17/2012	4/30/2012	N/A	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	N/A	3/11/2011	N/A	N/A	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	N/A	5/1/2002	9/24/2007
Davis VA Value Portfolio	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Retirement Advantage	Retirement Pro	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin Growth and Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin High Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Franklin Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007
Franklin Large Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	5/1/1996	8/17/1998	N/A
Franklin Rising Dividends Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	9/17/2012	1/27/1992	8/17/1998	N/A
Franklin Small Cap Value Securities Fund	1/22/2001	12/1/2003	N/A	10/4/2002	N/A	N/A	5/1/1998	8/17/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	11/1/1995	8/17/1998	N/A
Franklin Strategic Income Securities Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	9/21/2007	9/21/2007	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
Franklin U.S. Government Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. American Franchise Fund	5/1/2001	N/A	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Mutual Shares Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/8/1996	8/17/1998	9/24/2007
Oppenheimer Global Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	10/26/2012	10/26/2012	N/A	N/A	10/26/2012	10/26/2012	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	10/18/2010	10/18/2010	10/18/2010	10/18/2010	9/17/2012	4/30/2012	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	N/A	N/A	11/19/2012	11/19/2012	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	7/22/2011
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	12/15/2000	12/15/2000	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Templeton Foreign Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	N/A	N/A	5/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	1/22/2001	5/1/2007	5/1/2007	5/1/2007	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Templeton Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

For the years ended December 31, 2013 and 2012, several funds changed their name as summarized, with the effective date of the change, in the following table:
Current Fund Name	Prior Fund Name	Effective Date
AZL Federated Clover Small Value Fund	AZL Franklin Small Cap Value Fund	February 26, 2012
AZL Oppenheimer Discovery Fund	AZL Turner Quantitative Small Cap Growth Fund	February 26, 2012
Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
AZL Davis New York Venture Fund	AZL Davis NY Venture Fund	April 30, 2012
AZL Dreyfus Research Growth Fund	AZL Dreyfus Equity Growth Fund	April 30, 2012
AZL MFS Value Fund	AZL Eaton Vance Large Cap Value Fund	September 17, 2012
AZL MVP Fusion Balanced Fund*	AZL Fusion Balanced Fund	April 29, 2013
AZL MVP Fusion Conservative Fund	AZL Fusion Conservative Fund	April 29, 2013
AZL MVP Fusion Growth Fund	AZL Fusion Growth Fund	April 29, 2013
AZL MVP Fusion Moderate Fund*	AZL Fusion Moderate Fund	April 29, 2013
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	April 29, 2013
Invesco V.I. American Franchise Fund	Invesco Van Kampen V. I. American Franchise Fund	April 29, 2013
Invesco V.I. American Value Fund	Invesco Van Kampen V.I. American Value Fund	April 29, 2013
Oppenheimer Global Fund/VA	Oppenheimer Global Securities Fund/VA	April 29, 2013
AZL T. Rowe Price Capital Appreciation Fund	AZL Davis New York Venture Fund	November 15, 2013

*As disclosed below, AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund were closed and merged to AZL Fusion Balanced Fund and AZL Fusion Moderate Fund, respectively, on April 26, 2013.  On April 29, 2013, AZL Fusion Balanced Fund and AZL Fusion Moderate Fund were renamed to AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund, respectively.

During the years ended December 31, 2013 and 2012, the following funds were closed to new money:

Fund	Date Closed
Invesco V.I. Capital Appreciation Fund	April 27, 2012
Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	October 26, 2012
AZL Allianz AGIC Opportunity Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	November 15, 2013

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

During the years ended December 31, 2013 and 2012, the following funds were added as available option:
Fund	Date Opened
AZL MVP Balanced Index Strategy Fund	January 23, 2012
AZL MVP BlackRock Global Allocation Fund	January 23, 2012
AZL MVP Fusion Balanced Fund	January 23, 2012
AZL MVP Fusion Moderate Fund	January 23, 2012
AZL MVP Growth Index Strategy Fund	January 23, 2012
AZL MVP Invesco Equity and Income Fund	January 23, 2012
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	April 30, 2012
AZL Russell 1000 Growth Index Fund	April 30, 2012
AZL Russell 1000 Value Index Fund	April 30, 2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	July 9, 2012
AZL NFJ International Value Fund	September 17, 2012
BlackRock Equity Dividend V.I. Fund	September 17, 2012
Dreyfus VIF Appreciation Portfolio	September 17, 2012
Eaton Vance VT Floating-Rate Income Fund	September 17, 2012
Fidelity VIP Emerging Markets Portfolio	September 17, 2012
Fidelity VIP Mid Cap Portfolio	September 17, 2012
Fidelity VIP Strategic Income Portfolio	September 17, 2012
Franklin Strategic Income Securities Fund	September 17, 2012
Invesco V.I. Balanced-Risk Allocation Fund	September 17, 2012
Invesco Van Kampen V.I. American Value Fund	September 17, 2012
Ivy Funds VIP Asset Strategy Portfolio	September 17, 2012
Ivy Funds VIP Energy Portfolio	September 17, 2012
Ivy Funds VIP Global Natural Resources Portfolio	September 17, 2012
Ivy Funds VIP Growth Portfolio	September 17, 2012
Ivy Funds VIP Mid Cap Growth Portfolio	September 17, 2012
Ivy Funds VIP Science and Technology Portfolio	September 17, 2012
JPMorgan Insurance Trust Core Bond Portfolio	September 17, 2012
Lazard Retirement International Equity Portfolio	September 17, 2012
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	September 17, 2012
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	September 17, 2012
Legg Mason Dynamic Multi-Strategy VIT Portfolio	September 17, 2012
MFS VIT II International Value Portfolio	September 17, 2012
MFS VIT Research Bond Portfolio	September 17, 2012
MFS VIT Utilities Portfolio	September 17, 2012
Oppenheimer International Growth Fund/VA	September 17, 2012
T. Rowe Price Blue Chip Growth Portfolio	September 17, 2012
T. Rowe Price Equity Income Portfolio	September 17, 2012
T. Rowe Price Health Sciences Portfolio	September 17, 2012
Oppenheimer Global Strategic Income Fund	October 26, 2012
AZL Pyramis Core Bond Fund	November 19, 2012
PIMCO VIT Low Duration Portfolio	November 19, 2012

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

For the years ended December 31, 2013 and 2012, several funds merged or were replaced.  The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund	October 26, 2012
AZL Allianz AGIC Opportunity Fund	AZL Oppenheimer Discovery Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	AZL Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	AZL Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	AZL Federated Clover Small Value Fund	November 15, 2013

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

Allianz Advantage was launched in January 2001, and sales were discontinued in May 2010. Allianz Advantage Original Contract was available from January 2001 to February 19, 2004. For Allianz Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement, if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

The M&E charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) is 1.49%.

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

The M&E charge for Allianz Charter II New York can be summarized as follows:

Allianz Charter II New York was launched in May 2004, and sales were discontinued in May 2010. Allianz Charter II New York contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II New York contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a GMIB and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II New York contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five New York can be summarized as follows:

Allianz High Five New York was launched in March 2007, and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five New York also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the Accumulation Phase are as follows:
	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

Allianz Opportunity was launched in October 2002, and sales were discontinued in May 2010. The Allianz Opportunity contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision New York can be summarized as follows:

Allianz Vision New York contract was launched in October of 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Allianz Vision New York Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. The Maximum Anniversary Death Benefit also requires selection of Investment Protector, Income Focus or Income Protector, as of May 2, 2011. The Allianz Vision New York also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years,

Prior to July 2012, the Contract allowed the owner to select a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009, required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Current M&E and rider charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	Charges
M&E Charges Base Contract	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option Quarterly Value Death Benefit	0.35% 0.30%
Target Date 10 Benefit Target Date Retirement Benefit	0.55% 0.40%
Lifetime Plus Benefit(no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments (1) Joint Lifetime Plus Payments (2)	0.80% 0.95%
Lifetime Plus Benefit and Lifetime Plus 8 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector (01.12 and after)	1.30%
Income Protector (05.11 and prior)
Single Lifetime Plus Payments	1.35%
Joint Lifetime Plus Payments	1.50%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1) A qualifying event is the reset of a Lifetime Benefit’s Annual Increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.
(2) On the Benefit Date the current M&E charge reduces to 0.70%.
(3) On the Benefit Date the current M&E charge reduces to 0.85%.
(4) For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5) For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Allianz Retirement Pro New York can be summarized as follows:

Allianz Retirement Pro New York was launched in May 2012. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The current fee is 1.05% and is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

Allianz Retirement Advantage New York can be summarized as follows:

Allianz Retirement Advantage New York was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.35%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.85% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account is 1.05% and is calculated as a percentage of the Benefit Base.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.  A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts, except for Allianz Retirement Pro New York and Allianz Retirement Advantage New York, which have an annual contract maintenance charge of $50. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Opportunity, Allianz Valuemark II, Allianz Vision New York, Allianz Retirement Pro New York, and Allianz Retirement Advantage New York contracts; $75,000 for Allianz Charter II New York and Allianz High Five New York contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV contracts. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2013 and 2012, were $244,000 and $220,000, respectively.

A rider charge is assessed during the Accumulation Phase for Allianz Vision New York contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit  the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

A rider charge is also assessed during the Accumulation Phase for Allianz Vision New York Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date.  The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision New York are included herein.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II New York, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision New York annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro New York or Allianz Retirement Advantage New York contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV	Allianz Charter II New York	Allianz High Five New York*	Allianz Opportunity	Allianz Valuemark II	Allianz Vision New York**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

* This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2013 and 2012, were $1,127,875 and $917,621, respectively.

Allianz Valuemark IV and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision New York also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision New York contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five New York, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision New York, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). The follow transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five New York Living Guarantees; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector on Allianz Vision New York; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro New York; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage. Total transfer charges during the years ended December 31, 2013 and 2012, were $75 and $50, respectively. Net transfers (to)/from the general account were $3,682,000 and $2,813,000, for the years ended December 31, 2013 and 2012, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

4.         PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013, are as follows:
	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 27	$ 31
Alger American LargeCap Growth Portfolio	-	3
Alger American MidCap Growth Portfolio	-	-
Alger American SmallCap Growth Portfolio	-	-
AZL Allianz AGIC Opportunity Fund	161	3,741
AZL Balanced Index Strategy Fund	7,582	9,354
AZL BlackRock Capital Appreciation Fund	5,894	6,029
AZL Columbia Mid Cap Value Fund	3,827	2,512
AZL Columbia Small Cap Value Fund	1,984	6,575
AZL Dreyfus Research Growth Fund	2,211	1,960
AZL Federated Clover Small Value Fund	7,046	3,458
AZL Franklin Templeton Founding Strategy Plus Fund	14,669	6,946
AZL Gateway Fund	2,421	1,140
AZL Growth Index Strategy Fund	30,289	18,519
AZL International Index Fund	2,974	3,581
AZL Invesco Equity and Income Fund	11,844	9,780
AZL Invesco Growth and Income Fund	5,771	2,651
AZL Invesco International Equity Fund	3,187	2,943
AZL JPMorgan International Opportunities Fund	3,161	3,048
AZL JPMorgan U.S. Equity Fund	2,616	2,553
AZL MFS Investors Trust Fund	2,373	2,646
AZL MFS Value Fund	3,689	2,883
AZL Mid Cap Index Fund	4,682	1,317
AZL Money Market Fund	55,649	59,283
AZL Morgan Stanley Global Real Estate Fund	1,000	1,268
AZL Morgan Stanley Mid Cap Growth Fund	5,393	5,304
AZL MVP Balanced Index Strategy Fund	7,074	1,700
AZL MVP BlackRock Global Allocation Fund	32,131	2,998
AZL MVP Franklin Templeton Founding Strategy Plus Fund	11,602	884
AZL MVP Fusion Balanced Fund	34,944	12,252
AZL MVP Fusion Balanced Fund (Pre-Merger)	4,492	18,404
AZL MVP Fusion Conservative Fund	14,739	8,630
AZL MVP Fusion Growth Fund	7,715	5,952
AZL MVP Fusion Moderate Fund	86,050	27,633
AZL MVP Fusion Moderate Fund (Pre-Merger)	8,743	40,901
AZL MVP Growth Index Strategy Fund	48,644	4,651
AZL MVP Invesco Equity and Income Fund	16,330	2,197
AZL NFJ International Value Fund	-	-
AZL Oppenheimer Discovery Fund	5,385	2,505
AZL Pyramis Core Bond Fund	2,205	142
AZL Russell 1000 Growth Index Fund	41	2
AZL Russell 1000 Value Index Fund	59	1
AZL S&P 500 Index Fund	11,132	9,848
AZL Schroder Emerging Markets Equity Fund CL 1	15	214
AZL Schroder Emerging Markets Equity Fund CL 2	1,378	2,742
AZL Small Cap Stock Index Fund	2,432	3,029
AZL T. Rowe Price Capital Appreciation Fund	3,590	4,596
BlackRock Equity Dividend V.I. Fund	-	-
BlackRock Global Allocation V.I. Fund	23,590	16,687
ClearBridge Variable Aggressive Growth Portfolio	-	-

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	Cost of Purchases	Proceeds from Sales
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	$ -	$ 228
Columbia Variable Portfolio – Seligman Global Technology Fund	-	1
Davis VA Financial Portfolio	108	509
Davis VA Value Portfolio	18	66
Dreyfus VIF Appreciation Portfolio	-	-
Eaton Vance VT Floating-Rate Income Fund	240	-
Fidelity VIP Emerging Markets Portfolio	-	-
Fidelity VIP FundsManager 50% Portfolio	730	586
Fidelity VIP FundsManager 60% Portfolio	1,998	1,334
Fidelity VIP Mid Cap Portfolio	12	-
Fidelity VIP Strategic Income Portfolio	-	-
Franklin Global Real Estate Securities Fund	389	998
Franklin Growth and Income Securities Fund	671	2,714
Franklin High Income Securities Fund	4,940	5,006
Franklin Income Securities Fund	32,391	12,816
Franklin Large Cap Growth Securities Fund	111	723
Franklin Rising Dividends Securities Fund	1,000	3,180
Franklin Small Cap Value Securities Fund	84	521
Franklin Small-Mid Cap Growth Securities Fund	282	532
Franklin Strategic Income Securities Fund	15	-
Franklin Templeton VIP Founding Funds Allocation Fund	4,905	2,781
Franklin U.S. Government Fund	10,702	12,564
Invesco V.I. American Franchise Fund	1	22
Invesco V.I. American Value Fund	-	-
Invesco V.I. Balanced-Risk Allocation Fund	-	-
Invesco V.I. Core Equity Fund	1	1
Ivy Funds VIP Asset Strategy Portfolio	-	-
Ivy Funds VIP Energy Portfolio	7	-
Ivy Funds VIP Global Natural Resources Portfolio	-	-
Ivy Funds VIP Growth Portfolio	-	-
Ivy Funds VIP Mid Cap Growth Portfolio	23	-
Ivy Funds VIP Science and Technology Portfolio	7	-
Jennison Portfolio	-	18
JPMIT International Equity Fund	-	-
JPMorgan Insurance Trust Core Bond Portfolio	-	-
JPMorgan Insurance Trust U.S. Equity Portfolio	-	-
Lazard Retirement International Equity Portfolio	-	-
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	-	-
Legg Mason Dynamic Multi-Strategy VIT Portfolio	-	-
MFS VIT II International Value Portfolio	38	-
MFS VIT Research Bond Portfolio	-	-
MFS VIT Utilities Portfolio	2	-
Mutual Shares Securities Fund	6,265	6,299
Oppenheimer Global Fund/VA	14	172
Oppenheimer Global Strategic Income Fund/VA	19	45
Oppenheimer International Growth Fund/VA	2	-
Oppenheimer Main Street Fund/VA	22	250
PIMCO EqS Pathfinder Portfolio	1,496	3,788
PIMCO VIT All Asset Portfolio	14,288	11,104
PIMCO VIT CommodityRealReturn Strategy Portfolio	1,311	1,892
PIMCO VIT Emerging Markets Bond Portfolio	4,309	10,280
PIMCO VIT Global Advantage Strategy Bond Portfolio	3,607	976
PIMCO VIT Global Bond Portfolio	1,657	1,994

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	Cost of Purchases	Proceeds from Sales
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	$ 6,116	$ 1,661
PIMCO VIT Global Multi-Asset Portfolio	7,949	9,285
PIMCO VIT High Yield Portfolio	28,606	9,656
PIMCO VIT Low Duration Portfolio	9	-
PIMCO VIT Real Return Portfolio	14,528	11,726
PIMCO VIT Total Return Portfolio	31,995	34,755
PIMCO VIT Unconstrained Bond Portfolio	12,503	5,547
SP International Growth Portfolio	-	54
T. Rowe Price Blue Chip Growth Portfolio	-	-
T. Rowe Price Equity Income Portfolio	8	-
T. Rowe Price Health Sciences Portfolio	-	-
Templeton Foreign Securities Fund	321	1,826
Templeton Global Bond Securities Fund	31,210	11,049
Templeton Growth Securities Fund	5,797	4,302

5.         POLICY HOLDER TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY

Transactions in units for each sub-account for the periods ended December 31, 2013 and 2012, are as follows:
	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	(1)	-	-
Surrenders and terminations	(2)	(3)	-	(1)	-	(2)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(2)	(3)	-	(2)	-	(2)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	1	17	124	248
Transfers between funds	-	-	(244)	(17)	(143)	280
Surrenders and terminations	-	-	(12)	(14)	(105)	(60)
Rescissions	-	-	-	-	-	(9)
Bonus	-	-	-	-	1	3
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(22)	(20)
Total Net Contract Transactions	-	-	(255)	(14)	(145)	442

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	169	329	127	202	8	49
Transfers between funds	(61)	(27)	86	16	(345)	(6)
Surrenders and terminations	(86)	(110)	(59)	(29)	(15)	(12)
Rescissions	(5)	(14)	-	(3)	-	(1)
Bonus	1	2	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(6)	(4)	(5)	(3)	(1)	(1)
Total Net Contract Transactions	12	176	150	184	(353)	29

	AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	49	66	14	48	146	240
Transfers between funds	30	(10)	187	(15)	522	(182)
Surrenders and terminations	(53)	(32)	(39)	(30)	(57)	(26)
Rescissions	-	(2)	-	-	(3)	(11)
Bonus	1	-	-	1	1	3
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(1)	(1)	(29)	(27)
Total Net Contract Transactions	26	21	161	3	580	(3)

	AZL Gateway Fund		AZL Growth Index Strategy Fund		AZL International Index Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	98	76	314	1,101	136	100
Transfers between funds	47	(28)	890	283	(158)	8
Surrenders and terminations	(9)	(8)	(230)	(125)	(37)	(91)
Rescissions	(4)	(2)	(4)	(22)	-	-
Bonus	-	-	1	1	1	-
Contract Maintenance Charges	-	-	(1)	(1)	-	-
Rider charge	(10)	(8)	(93)	(83)	(2)	(1)
Total Net Contract Transactions	122	30	877	1,154	(60)	16

	AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	70	135	119	70	88	92
Transfers between funds	284	(19)	120	22	(26)	(43)
Surrenders and terminations	(200)	(93)	(32)	(23)	(42)	(38)
Rescissions	-	(5)	-	-	(1)	(12)
Bonus	1	-	1	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(19)	(18)	(2)	(1)	(2)	(1)
Total Net Contract Transactions	136	-	206	69	17	(1)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	50	85	55	52	45	59
Transfers between funds	3	(38)	3	17	(15)	(12)
Surrenders and terminations	(50)	(51)	(48)	(37)	(36)	(61)
Rescissions	-	(1)	-	-	-	(1)
Bonus	-	-	1	1	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(1)	(1)	(1)	(1)
Total Net Contract Transactions	2	(6)	10	32	(6)	(15)

	AZL MFS Value Fund		AZL Mid Cap Index Fund		AZL Money Market Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	97	140	193	134	2,787	3,481
Transfers between funds	55	7	48	29	(2,484)	(2,962)
Surrenders and terminations	(83)	(55)	(8)	6	(598)	(644)
Rescissions	-	(2)	(4)	(17)	(27)	(60)
Bonus	1	-	3	1	20	20
Contract Maintenance Charges	-	-	-	-	(1)	(1)
Rider charge	(3)	(2)	(2)	(1)	(21)	(18)
Total Net Contract Transactions	67	88	230	152	(324)	(184)

	AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	7	15	81	155	532	845
Transfers between funds	(12)	(42)	(33)	24	(10)	93
Surrenders and terminations	(25)	(17)	(63)	(70)	(12)	(3)
Rescissions	-	-	(1)	(2)	(7)	(12)
Bonus	-	-	1	1	3	4
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(3)	(2)	(13)	(4)
Total Net Contract Transactions	(31)	(45)	(18)	106	493	923

	AZL MVP BlackRock Global Allocation Fund		AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,449	2,344	770	151	724	307
Transfers between funds	296	215	172	12	1,303	143
Surrenders and terminations	(29)	(10)	(7)	(1)	(267)	(199)
Rescissions	(21)	(50)	-	(4)	(9)	(5)
Bonus	8	5	5	-	6	3
Contract Maintenance Charges	-	-	-	-	(1)	(1)
Rider charge	(41)	(12)	(5)	-	(52)	(37)
Total Net Contract Transactions	2,662	2,492	935	158	1,704	211

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	AZL MVP Fusion Balanced Fund (Pre-Merger)		AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	372	1,132	226	231	300	191
Transfers between funds	(1,570)	118	327	43	10	(114)
Surrenders and terminations	(7)	(4)	(68)	(38)	(146)	(130)
Rescissions	(9)	(33)	-	(16)	(1)	(3)
Bonus	3	8	2	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(5)	(5)	(16)	(14)	(4)	(2)
Total Net Contract Transactions	(1,216)	1,216	471	206	160	(57)

	AZL MVP Fusion Moderate Fund		AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2,085	1,027	712	2,648	3,324	2,824
Transfers between funds	3,126	(75)	(3,422)	181	461	175
Surrenders and terminations	(440)	(242)	(28)	(37)	(31)	(16)
Rescissions	(60)	(12)	(19)	(31)	(16)	(52)
Bonus	16	9	3	17	20	11
Contract Maintenance Charges	(2)	(2)	-	-	-	-
Rider charge	(152)	(115)	(11)	(13)	(49)	(14)
Total Net Contract Transactions	4,573	590	(2,765)	2,765	3,709	2,928

	AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	906	544	-	-	24	77
Transfers between funds	282	107	-	-	255	20
Surrenders and terminations	(17)	(1)	-	-	(40)	(10)
Rescissions	(6)	(13)	-	-	-	(11)
Bonus	7	1	-	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(11)	(3)	-	-	(1)	(1)
Total Net Contract Transactions	1,161	635	-	-	239	76
	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	176	12	3	2	4	3
Transfers between funds	38	-	-	-	-	-
Surrenders and terminations	-	-	-	-	(1)	-
Rescissions	-	(5)	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	-	-	-	-
Total Net Contract Transactions	213	7	3	2	3	3

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	517	430	-	-	8	44
Transfers between funds	(260)	(264)	(11)	-	(27)	(66)
Surrenders and terminations	(143)	(220)	(6)	(18)	(91)	(59)
Rescissions	(1)	(2)	-	-	-	(1)
Bonus	4	2	-	-	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(9)	(4)	-	-	(1)	(1)
Total Net Contract Transactions	108	(58)	(17)	(18)	(111)	(82)

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	35	86	103	95	-	-
Transfers between funds	(36)	(53)	(54)	(29)	-	-
Surrenders and terminations	(50)	(62)	(109)	(91)	-	-
Rescissions	-	(12)	(4)	(1)	-	-
Bonus	1	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(3)	(2)	-	-
Total Net Contract Transactions	(51)	(42)	(67)	(28)	-	-

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	646	1,195	-	-	-	-
Transfers between funds	31	225	-	-	(1)	(5)
Surrenders and terminations	(333)	(217)	-	-	(13)	(4)
Rescissions	(10)	(11)	-	-	-	-
Bonus	2	4	-	-	-	-
Contract Maintenance Charges	(1)	(2)	-	-	-	-
Rider charge	(127)	(116)	-	-	-	-
Total Net Contract Transactions	208	1,078	-	-	(14)	(9)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	1	1	-	-
Transfers between funds	-	-	(18)	(12)	-	-
Surrenders and terminations	-	-	(12)	(13)	(5)	(2)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	(29)	(24)	(5)	(2)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	16	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	16	-	-	-

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	24	59	41	167	-	-
Transfers between funds	(1)	24	23	77	-	-
Surrenders and terminations	(6)	(3)	(23)	(26)	-	-
Rescissions	-	-	-	(9)	-	-
Bonus	-	-	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(3)	(2)	(9)	(8)	-	-
Total Net Contract Transactions	14	78	32	202	-	-

	Fidelity VIP Strategic Income Portfolio		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	1	-	1	-
Transfers between funds	-	-	-	(3)	-	(3)
Surrenders and terminations	-	-	(17)	(5)	(54)	(40)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	(16)	(8)	(53)	(43)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	6	11	308	348	-	-
Transfers between funds	17	7	60	44	(5)	(5)
Surrenders and terminations	(55)	(35)	(91)	(80)	(21)	(34)
Rescissions	-	(2)	(2)	(9)	-	-
Bonus	-	-	2	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(3)	(3)	(7)	(3)	-	-
Total Net Contract Transactions	(35)	(22)	270	302	(26)	(39)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	2	2	-	-	-	-
Transfers between funds	5	(9)	(2)	-	(4)	(6)
Surrenders and terminations	(54)	(46)	(18)	(8)	(10)	(22)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(47)	(53)	(20)	(8)	(14)	(28)

	Franklin Strategic Income Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	1	-	32	29	108	226
Transfers between funds	-	-	(79)	(51)	(86)	(38)
Surrenders and terminations	-	-	(50)	(67)	(102)	(100)
Rescissions	-	-	-	(1)	(1)	(6)
Bonus	-	-	1	-	1	2
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(1)	(1)	(6)	(4)
Total Net Contract Transactions	1	-	(97)	(91)	(86)	80

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	6	-	-	-	-
Surrenders and terminations	(1)	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(1)	6	-	-	-	-

	Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(24)	-	-	-	-
Surrenders and terminations	-	(2)	-	(2)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(26)	-	(2)	-	-

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	1	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	1	-	-	-	-	-

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	1	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	(1)	(1)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	1	-	-	-	(1)	(1)

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	3	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	3	-	-	-	-	-

	Mutual Shares Securities Fund		Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	107	144	-	-	-	-
Transfers between funds	(22)	17	(2)	(2)	-	8
Surrenders and terminations	(87)	(99)	(7)	(7)	(1)	-
Rescissions	(1)	(3)	-	-	-	-
Bonus	1	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(3)	(1)	-	-	-	-
Total Net Contract Transactions	(5)	58	(9)	(9)	(1)	8

	Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(52)	-	-	(7)	(3)
Surrenders and terminations	-	(69)	-	-	(12)	(7)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(121)	-	-	(19)	(10)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	24	49	465	607	5	26
Transfers between funds	(80)	(66)	(257)	136	(20)	(28)
Surrenders and terminations	(150)	(194)	(68)	(56)	(41)	(52)
Rescissions	-	(4)	-	(12)	-	-
Bonus	-	-	2	3	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(2)	(2)	(22)	(16)	(1)	(1)
Total Net Contract Transactions	(208)	(217)	120	662	(57)	(55)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	13	71	232	195	5	16
Transfers between funds	(281)	72	54	7	(3)	(15)
Surrenders and terminations	(131)	(54)	(10)	(5)	(26)	(24)
Rescissions	-	-	(10)	(11)	-	-
Bonus	-	1	-	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(9)	(10)	(4)	(2)	(3)	(3)
Total Net Contract Transactions	(408)	80	262	185	(27)	(25)

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	439	255	81	349	715	965
Transfers between funds	41	55	(100)	253	283	222
Surrenders and terminations	(26)	-	(133)	(94)	(97)	(62)
Rescissions	(5)	-	-	(4)	(6)	(28)
Bonus	2	-	-	1	3	3
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(6)	(1)	(37)	(32)	(22)	(12)
Total Net Contract Transactions	445	309	(189)	473	876	1,088

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	335	595	659	1,103
Transfers between funds	1	-	(30)	134	(688)	444
Surrenders and terminations	-	-	(136)	(147)	(259)	(329)
Rescissions	-	-	(7)	(24)	(11)	(39)
Bonus	-	-	3	5	4	7
Contract Maintenance Charges	-	-	-	-	(1)	(1)
Rider charge	-	-	(19)	(14)	(40)	(30)
Total Net Contract Transactions	1	-	146	549	(336)	1,155

	PIMCO VIT Unconstrained Bond Portfolio		SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	478	374	-	-	-	-
Transfers between funds	253	353	-	(1)	-	-
Surrenders and terminations	(32)	(21)	(7)	(6)	-	-
Rescissions	(12)	(14)	-	-	-	-
Bonus	1	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(12)	(4)	-	-	-	-
Total Net Contract Transactions	676	690	(7)	(7)	-	-

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	-	-	-	-	1	2
Transfers between funds	-	-	-	-	(8)	(22)
Surrenders and terminations	-	-	-	-	(47)	(28)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	(54)	(48)

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2013	2012	2013	2012	2013	2012
Contract Transactions
Purchase payments	285	397	76	65	23,160	27,138
Transfers between funds	144	(5)	28	(6)	(1,120)	(482)
Surrenders and terminations	(58)	(32)	(50)	(60)	(5,625)	(4,820)
Rescissions	(1)	(21)	(3)	(1)	(271)	(626)
Bonus	1	1	1	-	140	134
Contract Maintenance Charges	-	-	-	-	(7)	(8)
Rider charge	(12)	(7)	(1)	(1)	(950)	(697)
Total Net Contract Transactions	359	333	51	(3)	15,327	20,639

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

6.             FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life contracts for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2013	15	$16.50	to	$16.71	$252	0.37%	1.40%	to	1.49%	33.19%	to	33.31%
2012	17	$12.39	to	$12.54	$216	0.94%	1.40%	to	1.49%	16.54%	to	16.65%
2011	20	$10.63	to	$10.75	$211	0.11%	1.40%	to	1.49%	-1.77%	to	-1.68%
2010	20	$10.82	to	$10.93	$216	0.50%	1.40%	to	1.49%	12.34%	to	12.44%
2009	21	$9.64	to	$9.72	$203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
Alger American LargeCap Growth Portfolio
2013	5	$11.98	to	$12.14	$63	0.82%	1.40%	to	1.49%	33.08%	to	33.20%
2012	5	$9.00	to	$9.11	$48	1.92%	1.40%	to	1.49%	8.23%	to	8.33%
2011	7	$8.32	to	$8.41	$59	1.18%	1.40%	to	1.49%	-1.82%	to	-1.73%
2010	12	$8.47	to	$8.56	$98	0.86%	1.40%	to	1.49%	11.71%	to	11.81%
2009	16	$7.59	to	$7.65	$121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
Alger American MidCap Growth Portfolio
2013	1	$16.96	to	$16.96	$23	0.34%	1.49%	to	1.49%	33.83%	to	33.83%
2012	1	$12.67	to	$12.67	$17	0.00%	1.49%	to	1.49%	14.48%	to	14.48%
2011	3	$11.07	to	$11.07	$29	0.33%	1.49%	to	1.49%	-9.63%	to	-9.63%
2010	3	$12.25	to	$12.25	$33	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2009	3	$10.41	to	$10.41	$36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
Alger American SmallCap Growth Portfolio
2013	-	$12.16	to	$12.16	$2	0.00%	1.49%	to	1.49%	32.27%	to	32.27%
2012	-	$9.19	to	$9.19	$2	0.00%	1.49%	to	1.49%	10.83%	to	10.83%
2011	-	$8.29	to	$8.29	$1	0.00%	1.49%	to	1.49%	-4.61%	to	-4.61%
2010	-	$8.70	to	$8.70	$1	0.00%	1.49%	to	1.49%	23.44%	to	23.44%
2009	-	$7.04	to	$7.04	$1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
AZL Balanced Index Strategy Fund
2013	2,434	$12.45	to	$13.91	$32,030	1.60%	1.15%	to	3.55%	9.15%	to	11.53%
2012	2,579	$11.36	to	$12.07	$30,607	1.41%	1.25%	to	3.30%	6.85%	to	8.91%
2011	2,137	$10.63	to	$11.08	$23,400	0.78%	1.25%	to	3.30%	-0.91%	to	1.14%
2010	1,399	$10.71	to	$10.95	$15,211	0.00%	1.25%	to	3.30%	6.91%	to	9.13%
2009²	727	$10.00	to	$10.04	$7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%
AZL BlackRock Capital Appreciation Fund
2013	1,606	$14.48	to	$17.30	$25,937	0.53%	0.35%	to	3.55%	29.11%	to	31.78%
2012	1,594	$11.35	to	$13.13	$19,652	0.02%	0.35%	to	3.30%	10.29%	to	12.31%
2011	1,418	$10.29	to	$11.69	$15,575	0.00%	1.25%	to	3.30%	-12.05%	to	-10.24%
2010	1,305	$11.68	to	$13.02	$16,051	0.05%	1.25%	to	3.30%	15.33%	to	17.72%
2009	1,269	$10.10	to	$11.06	$13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
AZL Columbia Mid Cap Value Fund
2013	1,012	$9.76	to	$12.06	$10,814	0.70%	0.35%	to	3.55%	30.60%	to	34.44%
2012	862	$7.51	to	$8.44	$6,934	0.56%	0.35%	to	3.30%	12.58%	to	14.58%
2011	678	$6.67	to	$7.37	$4,773	0.89%	1.25%	to	3.30%	-6.69%	to	-4.76%
2010	601	$7.13	to	$7.74	$4,455	0.69%	1.25%	to	3.30%	18.68%	to	21.14%
2009	416	$5.99	to	$6.39	$2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Dreyfus Research Growth Fund
2013	541	$13.00	to	$18.05	$7,929	0.43%	0.35%	to	3.55%	31.65%	to	35.53%
2012	515	$9.84	to	$12.04	$5,633	0.31%	0.35%	to	3.30%	14.37%	to	16.28%
2011	494	$8.61	to	$10.36	$4,630	0.33%	1.25%	to	3.30%	-6.33%	to	-4.39%
2010	504	$9.03	to	$10.83	$4,966	0.40%	1.25%	to	3.30%	18.93%	to	21.40%
2009	415	$7.66	to	$8.92	$3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
AZL Federated Clover Small Value Fund
2013	694	$21.22	to	$28.69	$16,393	0.69%	0.35%	to	3.55%	27.39%	to	31.53%
2012	533	$16.57	to	$19.99	$9,762	0.53%	0.35%	to	3.30%	10.87%	to	12.90%
2011	530	$14.95	to	$17.71	$8,627	0.58%	1.25%	to	3.30%	-7.03%	to	-5.11%
2010	537	$16.04	to	$18.66	$9,254	0.76%	1.25%	to	3.30%	22.98%	to	25.53%
2009	516	$13.01	to	$14.86	$7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
AZL Franklin Templeton Founding Strategy Plus Fund
2013	2,907	$13.06	to	$19.73	$40,561	1.68%	0.35%	to	3.55%	14.00%	to	16.48%
2012	2,327	$11.54	to	$12.15	$28,059	2.27%	0.35%	to	3.30%	11.37%	to	13.18%
2011	2,330	$10.36	to	$10.73	$24,865	0.21%	1.40%	to	3.30%	-5.01%	to	-3.20%
2010	1,076	$10.88	to	$11.09	$11,893	2.97%	1.40%	to	3.30%	6.45%	to	8.49%
2009²	71	$10.19	to	$10.22	$720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%
AZL Gateway Fund
2013	819	$10.53	to	$11.53	$9,399	0.82%	0.00%	to	3.55%	4.92%	to	6.93%
2012	697	$10.42	to	$10.78	$7,491	0.39%	0.00%	to	3.30%	1.16%	to	2.70%
2011	667	$10.30	to	$10.50	$6,988	0.00%	1.40%	to	3.30%	-0.28%	to	1.63%
2010⁴	80	$10.31	to	$10.33	$823	7.35%	1.40%	to	3.30%	2.35%	to	2.91%
AZL Growth Index Strategy Fund
2013	8,775	$13.68	to	$15.93	$128,520	1.20%	1.15%	to	3.55%	16.85%	to	19.57%
2012	7,898	$11.68	to	$12.47	$97,212	1.14%	1.25%	to	3.30%	9.63%	to	11.91%
2011	6,744	$10.65	to	$11.14	$74,464	0.57%	1.25%	to	3.30%	-3.23%	to	-1.23%
2010	3,197	$11.04	to	$11.28	$35,866	0.00%	1.25%	to	3.30%	9.74%	to	12.01%
2009²	734	$10.03	to	$10.07	$7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL International Index Fund
2013	544	$11.50	to	$17.53	$6,603	1.99%	0.00%	to	3.55%	17.48%	to	20.93%
2012	604	$9.79	to	$14.49	$6,095	1.84%	0.00%	to	3.30%	14.47%	to	17.62%
2011	588	$8.55	to	$8.90	$5,118	1.25%	1.25%	to	3.30%	-15.60%	to	-13.86%
2010	502	$10.11	to	$10.33	$5,112	0.83%	1.25%	to	3.30%	3.64%	to	5.79%
2009²	212	$9.73	to	$9.76	$2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%
AZL Invesco Equity and Income Fund
2013	2,317	$13.99	to	$18.61	$37,443	0.91%	0.35%	to	3.55%	20.32%	to	24.23%
2012	2,181	$11.60	to	$13.86	$28,694	1.47%	0.35%	to	3.30%	8.26%	to	10.51%
2011	2,181	$10.72	to	$12.54	$26,062	1.34%	1.25%	to	3.30%	-5.35%	to	-3.39%
2010	1,302	$11.32	to	$12.98	$16,170	1.40%	1.25%	to	3.30%	8.11%	to	10.35%
2009	745	$10.47	to	$11.76	$8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Growth and Income Fund
2013	665	$14.81	to	$20.99	$11,288	1.04%	0.35%	to	3.55%	29.02%	to	33.22%
2012	459	$11.27	to	$14.18	$5,852	1.48%	0.35%	to	3.30%	10.88%	to	12.91%
2011	390	$10.17	to	$12.56	$4,403	0.88%	1.25%	to	3.30%	-5.12%	to	-3.16%
2010	394	$10.69	to	$12.97	$4,630	0.87%	1.25%	to	3.30%	8.72%	to	10.97%
2009	391	$9.81	to	$11.69	$4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
AZL Invesco International Equity Fund
2013	828	$16.57	to	$23.18	$15,639	1.27%	0.35%	to	3.55%	14.64%	to	18.37%
2012	811	$14.44	to	$17.79	$13,084	1.75%	0.35%	to	3.30%	12.07%	to	14.11%
2011	812	$12.89	to	$15.59	$11,487	0.99%	1.25%	to	3.30%	-10.32%	to	-8.46%
2010	829	$14.33	to	$17.03	$12,859	0.47%	1.25%	to	3.30%	8.87%	to	11.12%
2009	854	$13.09	to	$15.33	$12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
AZL JPMorgan International Opportunities Fund
2013	813	$17.70	to	$23.93	$15,954	2.29%	0.35%	to	3.55%	16.83%	to	20.27%
2012	811	$15.12	to	$18.23	$13,407	1.85%	0.35%	to	3.30%	16.63%	to	18.76%
2011	817	$12.96	to	$15.35	$11,382	0.68%	1.25%	to	3.30%	-16.21%	to	-14.48%
2010	811	$15.43	to	$17.95	$13,331	0.46%	1.25%	to	3.30%	2.51%	to	4.63%
2009	821	$15.02	to	$17.16	$13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
AZL JPMorgan U.S. Equity Fund
2013	689	$14.58	to	$19.13	$11,061	0.97%	0.35%	to	3.55%	32.72%	to	36.42%
2012	679	$10.98	to	$12.97	$8,093	0.75%	0.35%	to	3.30%	13.60%	to	15.67%
2011	647	$9.67	to	$11.21	$6,683	0.70%	1.25%	to	3.30%	-5.36%	to	-3.41%
2010	687	$10.19	to	$11.61	$7,414	0.59%	1.25%	to	3.30%	9.30%	to	11.56%
2009	699	$9.30	to	$10.40	$6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
AZL MFS Investors Trust Fund
2013	638	$17.94	to	$21.43	$12,623	0.80%	0.35%	to	3.55%	27.49%	to	30.13%
2012	644	$14.24	to	$16.46	$9,869	0.71%	0.35%	to	3.30%	15.35%	to	17.46%
2011	659	$12.34	to	$14.02	$8,644	0.65%	1.25%	to	3.30%	-5.38%	to	-3.43%
2010	646	$13.01	to	$14.51	$8,839	0.14%	1.25%	to	3.30%	7.41%	to	9.63%
2009	904	$12.08	to	$13.24	$11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
AZL MFS Value Fund
2013	910	$12.36	to	$15.54	$12,855	1.58%	0.35%	to	3.55%	31.09%	to	33.74%
2012	843	$9.75	to	$11.62	$8,901	1.28%	0.35%	to	3.30%	13.49%	to	15.22%
2011	755	$8.59	to	$10.08	$6,897	0.96%	1.25%	to	3.30%	-7.55%	to	-5.64%
2010	745	$9.24	to	$10.69	$7,226	1.11%	1.25%	to	3.30%	6.26%	to	8.46%
2009	721	$8.65	to	$9.85	$6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
AZL Mid Cap Index Fund
2013	476	$15.27	to	$24.39	$7,840	0.78%	0.00%	to	3.55%	28.47%	to	32.71%
2012	246	$12.55	to	$18.45	$3,160	0.50%	0.00%	to	3.15%	14.02%	to	16.80%
2011	94	$11.01	to	$11.20	$1,044	0.47%	1.40%	to	3.15%	-5.34%	to	-3.67%
2010⁴	10	$11.60	to	$11.63	$121	0.00%	1.40%	to	3.15%	15.36%	to	15.95%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Money Market Fund
2013	4,705	$7.88	to	$12.15	$45,687	0.00%	0.00%	to	3.55%	-3.24%	to	0.00%
2012	5,029	$8.15	to	$12.08	$49,321	0.00%	0.00%	to	3.30%	-3.26%	to	0.00%
2011	5,213	$8.42	to	$10.98	$51,788	0.00%	1.25%	to	3.30%	-3.24%	to	-1.24%
2010	4,932	$8.70	to	$11.12	$50,062	0.01%	1.25%	to	3.30%	-3.24%	to	-1.23%
2009	4,283	$9.00	to	$11.26	$43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
AZL Morgan Stanley Global Real Estate Fund
2013	337	$9.68	to	$11.96	$3,493	4.01%	0.00%	to	3.55%	-0.27%	to	2.66%
2012	368	$9.69	to	$11.65	$3,787	1.54%	0.00%	to	3.30%	25.94%	to	29.40%
2011	413	$7.69	to	$8.55	$3,352	3.15%	1.25%	to	3.30%	-12.86%	to	-11.06%
2010	397	$8.80	to	$9.62	$3,633	2.48%	1.25%	to	3.30%	16.94%	to	19.36%
2009	664	$7.51	to	$8.06	$5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
AZL Morgan Stanley Mid Cap Growth Fund
2013	1,199	$17.70	to	$25.73	$24,712	0.50%	0.35%	to	3.55%	34.10%	to	38.46%
2012	1,217	$13.30	to	$16.73	$18,374	0.00%	0.35%	to	3.30%	5.09%	to	7.01%
2011	1,111	$12.66	to	$15.63	$15,709	0.36%	1.25%	to	3.30%	-9.59%	to	-7.72%
2010	1,131	$13.96	to	$16.94	$17,409	0.00%	1.25%	to	3.30%	28.20%	to	30.85%
2009	1,016	$10.86	to	$12.95	$12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
AZL MVP Balanced Index Strategy Fund
2013	1,416	$11.69	to	$11.88	$16,772	0.00%	1.15%	to	2.20%	10.11%	to	10.99%
2012⁹	923	$10.62	to	$10.70	$9,861	2.64%	1.40%	to	2.20%	5.12%	to	5.91%
AZL MVP BlackRock Global Allocation Fund
2013	5,154	$11.66	to	$11.84	$60,876	0.00%	1.15%	to	2.20%	11.60%	to	12.49%
2012⁹	2,492	$10.44	to	$10.53	$26,190	2.01%	1.40%	to	2.20%	2.78%	to	3.55%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2013	1,093	$12.13	to	$12.30	$13,410	0.00%	1.15%	to	2.20%	15.23%	to	16.15%
2012¹¹	158	$10.53	to	$10.59	$1,673	3.17%	1.40%	to	2.20%	8.24%	to	8.66%
AZL MVP Fusion Balanced Fund
2013	6,925	$12.01	to	$14.18	$93,611	1.85%	0.35%	to	3.55%	7.73%	to	10.07%
2012	5,221	$11.14	to	$12.89	$63,869	2.02%	0.35%	to	3.30%	7.92%	to	10.00%
2011	5,010	$10.32	to	$11.71	$56,024	2.48%	1.25%	to	3.30%	-4.11%	to	-2.13%
2010	4,212	$10.73	to	$11.97	$48,238	2.96%	1.25%	to	3.30%	7.47%	to	9.69%
2009	2,430	$9.99	to	$10.91	$25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
AZL MVP Fusion Conservative Fund
2013	1,666	$12.17	to	$12.88	$21,283	2.67%	0.35%	to	3.55%	5.03%	to	6.46%
2012	1,195	$11.59	to	$12.10	$14,360	1.87%	0.35%	to	3.30%	8.23%	to	9.71%
2011	989	$10.71	to	$11.03	$10,849	1.61%	1.40%	to	3.30%	-2.62%	to	-0.75%
2010	467	$10.91	to	$11.11	$5,168	0.00%	1.40%	to	3.30%	7.36%	to	9.42%
2009²	15	$10.12	to	$10.15	$154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fusion Growth Fund
2013	2,868	$11.91	to	$15.17	$36,790	1.37%	0.35%	to	3.55%	15.29%	to	18.69%
2012	2,708	$10.31	to	$11.92	$29,690	1.55%	0.35%	to	3.30%	9.86%	to	11.87%
2011	2,765	$9.39	to	$10.66	$27,277	1.84%	1.25%	to	3.30%	-7.52%	to	-5.61%
2010	2,758	$10.12	to	$11.29	$29,134	1.73%	1.25%	to	3.30%	9.24%	to	11.50%
2009	2,897	$9.24	to	$10.13	$27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
AZL MVP Fusion Moderate Fund
2013	17,041	$11.84	to	$14.14	$231,516	1.57%	0.35%	to	3.55%	11.32%	to	13.74%
2012	12,468	$10.62	to	$12.43	$149,033	1.68%	0.35%	to	3.30%	8.86%	to	11.13%
2011	11,878	$9.76	to	$11.19	$128,238	1.82%	1.25%	to	3.30%	-5.99%	to	-4.04%
2010	8,904	$10.38	to	$11.66	$100,164	1.91%	1.25%	to	3.30%	8.12%	to	10.36%
2009	4,053	$9.60	to	$10.56	$40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
AZL MVP Growth Index Strategy Fund
2013	6,637	$12.84	to	$13.05	$86,309	0.00%	1.15%	to	2.20%	18.22%	to	19.17%
2012⁹	2,928	$10.86	to	$10.95	$31,990	2.00%	1.40%	to	2.20%	6.89%	to	7.70%
AZL MVP Invesco Equity and Income Fund
2013	1,796	$12.92	to	$13.12	$23,484	0.00%	1.15%	to	2.20%	21.19%	to	22.16%
2012⁹	635	$10.66	to	$10.74	$6,806	1.82%	1.40%	to	2.20%	5.71%	to	6.50%
AZL NFJ International Value Fund
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL Oppenheimer Discovery Fund
2013	512	$15.56	to	$19.81	$8,641	0.00%	0.35%	to	3.55%	40.87%	to	45.01%
2012	273	$11.02	to	$13.66	$3,266	0.00%	0.35%	to	3.30%	13.11%	to	16.22%
2011	197	$9.74	to	$11.07	$2,046	0.05%	1.25%	to	3.30%	-8.46%	to	-6.57%
2010	206	$10.62	to	$11.84	$2,310	0.00%	1.25%	to	3.30%	24.65%	to	27.23%
2009	182	$8.50	to	$9.31	$1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
AZL Pyramis Core Bond Fund
2013	220	$9.60	to	$9.67	$2,119	0.60%	0.35%	to	3.55%	-4.04%	to	-3.56%
2012¹⁴	7	$10.02	to	$10.03	$71	0.00%	0.35%	to	3.30%	-0.29%	to	-0.26%
AZL Russell 1000 Growth Index Fund
2013	5	$16.70	to	$17.60	$86	1.52%	0.00%	to	0.35%	32.02%	to	32.48%
2012¹⁰	2	$12.65	to	$12.65	$31	0.00%	0.00%	to	0.35%	13.99%	to	13.99%
AZL Russell 1000 Value Index Fund
2013	6	$15.85	to	$17.04	$101	2.74%	0.00%	to	0.35%	31.06%	to	31.52%
2012¹⁰	3	$12.09	to	$12.09	$32	0.00%	0.00%	to	0.35%	16.22%	to	16.22%
AZL S&P 500 Index Fund
2013	2,562	$11.21	to	$14.43	$31,124	1.24%	0.35%	to	3.55%	27.06%	to	31.20%
2012	2,454	$8.80	to	$9.81	$22,875	1.10%	0.35%	to	3.30%	11.93%	to	14.04%
2011	2,512	$7.86	to	$8.60	$20,596	1.31%	1.25%	to	3.30%	-1.74%	to	0.47%
2010	1,793	$7.98	to	$8.56	$14,825	1.43%	1.25%	to	3.30%	10.85%	to	13.16%
2009	1,845	$7.14	to	$7.57	$13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Schroder Emerging Markets Equity Fund CL 1
2013	120	$11.53	to	$11.60	$1,388	0.98%	1.40%	to	1.49%	-3.41%	to	-3.32%
2012	137	$11.94	to	$12.00	$1,639	1.00%	1.40%	to	1.49%	19.71%	to	19.82%
2011	155	$9.97	to	$10.02	$1,556	0.97%	1.40%	to	1.49%	-18.32%	to	-18.24%
2010	184	$12.21	to	$12.25	$2,255	0.79%	1.40%	to	1.49%	10.94%	to	11.04%
2009	204	$11.01	to	$11.03	$2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
AZL Schroder Emerging Markets Equity Fund CL 2
2013	856	$9.74	to	$11.40	$8,962	0.76%	0.00%	to	3.55%	-5.28%	to	-3.32%
2012	967	$10.41	to	$11.79	$10,606	0.70%	0.00%	to	3.30%	17.39%	to	19.53%
2011	1,049	$8.87	to	$9.86	$9,717	0.67%	1.25%	to	3.30%	-19.95%	to	-18.30%
2010	1,222	$11.05	to	$12.07	$13,963	0.58%	1.25%	to	3.30%	8.75%	to	11.01%
2009	1,365	$10.08	to	$10.87	$14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
AZL Small Cap Stock Index Fund
2013	614	$13.35	to	$16.26	$8,834	0.97%	0.00%	to	3.55%	35.92%	to	40.12%
2012	665	$9.98	to	$11.60	$6,932	0.34%	0.00%	to	3.30%	12.32%	to	15.41%
2011	707	$8.88	to	$9.64	$6,482	0.53%	1.25%	to	3.30%	-2.95%	to	-0.95%
2010	611	$9.13	to	$9.73	$5,727	0.61%	1.25%	to	3.30%	21.42%	to	23.93%
2009	688	$7.43	to	$7.85	$5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
AZL T. Rowe Price Capital Appreciation Fund
2013	1,521	$12.31	to	$15.60	$21,189	0.84%	0.35%	to	3.55%	25.79%	to	28.33%
2012	1,588	$9.77	to	$12.15	$17,337	0.33%	0.35%	to	3.30%	8.93%	to	10.92%
2011	1,616	$8.97	to	$10.96	$16,008	0.88%	1.25%	to	3.30%	-7.30%	to	-5.39%
2010	1,608	$9.65	to	$11.58	$16,958	2.50%	1.25%	to	3.30%	8.41%	to	10.65%
2009	1,574	$8.88	to	$10.47	$15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
BlackRock Equity Dividend V.I. Fund
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
BlackRock Global Allocation V.I. Fund
2013	11,787	$10.67	to	$45.87	$137,841	1.08%	0.00%	to	3.55%	10.42%	to	14.42%
2012	11,579	$9.75	to	$15.61	$120,434	1.53%	0.00%	to	3.30%	6.54%	to	9.97%
2011	10,501	$9.14	to	$14.65	$100,990	2.88%	1.25%	to	3.30%	-6.76%	to	-4.83%
2010	6,159	$9.71	to	$15.69	$62,440	1.64%	1.25%	to	3.30%	6.20%	to	8.40%
2009	2,330	$9.19	to	$14.75	$21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
ClearBridge Variable Aggressive Growth Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2013	35	$16.07	to	$16.82	$571	0.00%	1.49%	to	2.75%	44.52%	to	46.36%
2012	49	$11.12	to	$11.50	$561	0.00%	1.49%	to	2.75%	14.70%	to	16.16%
2011⁷	58	$9.69	to	$9.90	$564	0.00%	1.49%	to	2.75%	-14.01%	to	-13.13%
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Columbia Variable Portfolio – Seligman Global Technology Fund
2013	1	$10.01	to	$10.01	$10	0.00%	1.49%	to	1.49%	23.97%	to	23.97%
2012	1	$8.07	to	$8.07	$8	0.00%	1.49%	to	1.49%	5.64%	to	5.64%
2011	1	$7.64	to	$7.64	$8	0.00%	1.49%	to	1.49%	-7.14%	to	-7.14%
2010	1	$8.23	to	$8.23	$8	0.00%	1.49%	to	1.49%	13.81%	to	13.81%
2009	1	$7.23	to	$7.23	$7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
Davis VA Financial Portfolio
2013	157	$11.37	to	$17.92	$2,062	0.55%	1.15%	to	3.55%	27.06%	to	29.63%
2012	186	$8.92	to	$13.83	$1,932	1.72%	1.25%	to	3.30%	15.41%	to	17.34%
2011	210	$7.73	to	$11.78	$1,881	1.30%	1.25%	to	3.30%	-10.94%	to	-9.10%
2010	226	$8.64	to	$12.96	$2,237	0.84%	1.25%	to	3.30%	7.49%	to	9.72%
2009	249	$8.01	to	$11.81	$2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
Davis VA Value Portfolio
2013	14	$12.91	to	$16.52	$205	0.82%	1.49%	to	2.75%	29.81%	to	31.45%
2012	19	$9.94	to	$12.57	$209	1.38%	1.49%	to	2.75%	10.00%	to	11.40%
2011	21	$9.04	to	$11.28	$212	0.80%	1.49%	to	2.75%	-6.77%	to	-5.59%
2010	26	$9.70	to	$11.95	$278	1.15%	1.49%	to	2.75%	9.71%	to	11.10%
2009	28	$8.84	to	$10.75	$272	0.81%	1.49%	to	2.75%	27.60%	to	29.22%
Dreyfus VIF Appreciation Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2013	16	$14.90	to	$14.90	$240	3.37%	0.35%	to	0.35%	3.49%	to	3.49%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Emerging Markets Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP FundsManager 50% Portfolio
2013	258	$11.47	to	$13.24	$3,344	0.84%	1.15%	to	3.55%	10.99%	to	13.07%
2012	244	$10.69	to	$11.71	$2,811	1.21%	1.40%	to	3.30%	7.12%	to	8.58%
2011⁶	166	$9.98	to	$10.78	1,757	4.53%	1.40%	to	3.30%	-4.19%	to	-2.46%
Fidelity VIP FundsManager 60% Portfolio
2013	800	$11.52	to	$12.44	$9,867	1.06%	1.15%	to	3.55%	15.35%	to	16.75%
2012	768	$10.07	to	$10.65	$8,124	1.37%	1.40%	to	3.30%	8.75%	to	9.91%
2011⁶	566	$9.26	to	$9.69	5,452	4.16%	1.40%	to	3.30%	-5.75%	to	-4.05%
Fidelity VIP Mid Cap Portfolio
2013	-	$45.28	to	$45.28	$13	0.29%	0.35%	to	0.35%	35.39%	to	35.39%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Strategic Income Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Global Real Estate Securities Fund
2013	104	$35.96	to	$52.18	$4,703	4.75%	1.25%	to	2.75%	-0.46%	to	1.18%
2012	120	$36.13	to	$51.57	$5,401	0.00%	1.25%	to	2.75%	23.94%	to	25.94%
2011	128	$29.15	to	$40.95	$4,636	7.71%	1.25%	to	2.75%	-8.21%	to	-6.76%
2010	134	$31.75	to	$43.92	$5,284	2.95%	1.25%	to	2.75%	17.69%	to	19.55%
2009	145	$26.98	to	$36.73	$4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
Franklin Growth and Income Securities Fund
2013	391	$34.35	to	$49.79	$18,793	2.73%	1.25%	to	2.75%	26.09%	to	28.15%
2012	444	$27.24	to	$38.86	$16,651	3.09%	1.25%	to	2.75%	9.17%	to	10.96%
2011	487	$24.95	to	$35.02	$16,535	3.84%	1.25%	to	2.75%	-0.36%	to	1.22%
2010	545	$25.05	to	$34.60	$18,356	3.77%	1.25%	to	2.75%	13.51%	to	15.31%
2009	591	$22.06	to	$30.00	$17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
Franklin High Income Securities Fund
2013	570	$21.05	to	$52.02	$19,566	7.16%	0.00%	to	3.55%	4.07%	to	7.83%
2012	605	$22.55	to	$36.71	$19,551	7.08%	0.00%	to	3.30%	11.96%	to	14.32%
2011	627	$20.12	to	$32.17	$17,838	6.35%	1.25%	to	3.30%	1.17%	to	3.26%
2010	598	$19.84	to	$31.15	$16,429	6.47%	1.25%	to	3.30%	9.58%	to	12.13%
2009	492	$18.06	to	$27.85	$12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
Franklin Income Securities Fund
2013	1,626	$36.33	to	$65.36	$94,471	6.32%	0.35%	to	3.55%	9.97%	to	12.59%
2012	1,356	$35.69	to	$58.09	$69,521	6.44%	0.35%	to	3.30%	9.25%	to	11.33%
2011	1,054	$32.66	to	$52.22	$48,096	5.63%	1.25%	to	3.30%	-0.93%	to	1.29%
2010	978	$32.89	to	$51.64	$44,313	6.73%	1.25%	to	3.30%	9.01%	to	11.30%
2009	1,034	$30.09	to	$46.41	$42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
Franklin Large Cap Growth Securities Fund
2013	218	$20.60	to	$27.16	$5,457	1.20%	1.25%	to	2.75%	25.14%	to	27.13%
2012	244	$16.46	to	$21.36	$4,824	1.03%	1.25%	to	2.75%	9.31%	to	11.08%
2011	283	$15.06	to	$19.23	$5,093	0.83%	1.25%	to	2.75%	-4.17%	to	-2.59%
2010	318	$15.72	to	$19.74	$5,905	0.98%	1.25%	to	2.75%	8.56%	to	10.29%
2009	343	$14.48	to	$17.90	$5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
Franklin Rising Dividends Securities Fund
2013	405	$40.29	to	$72.33	$20,811	1.71%	0.35%	to	2.75%	26.17%	to	29.24%
2012	452	$31.93	to	$55.97	$18,162	1.75%	0.35%	to	2.75%	8.91%	to	11.57%
2011	505	$29.32	to	$39.54	$18,492	1.64%	1.25%	to	2.75%	3.13%	to	4.82%
2010	557	$28.43	to	$37.72	$19,675	1.74%	1.25%	to	2.75%	17.37%	to	19.26%
2009	617	$24.22	to	$31.63	$18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
Franklin Small Cap Value Securities Fund
2013	80	$23.16	to	$29.72	$2,044	1.40%	1.40%	to	2.75%	32.54%	to	34.61%
2012	100	$17.48	to	$22.08	$1,922	0.82%	1.40%	to	2.75%	15.16%	to	17.09%
2011	108	$15.18	to	$18.86	$1,795	0.76%	1.40%	to	2.75%	-6.36%	to	-4.86%
2010	118	$16.21	to	$19.82	$2,095	0.80%	1.40%	to	2.75%	24.74%	to	26.70%
2009	129	$12.99	to	$15.64	$1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Small-Mid Cap Growth Securities Fund
2013	135	$27.97	to	$36.99	$4,648	0.00%	1.25%	to	2.75%	34.41%	to	36.57%
2012	149	$20.81	to	$27.08	$3,793	0.00%	1.25%	to	2.75%	7.83%	to	9.56%
2011	177	$19.30	to	$24.72	$4,143	0.00%	1.25%	to	2.75%	-7.41%	to	-5.92%
2010	201	$20.85	to	$26.27	$5,065	0.00%	1.25%	to	2.75%	24.16%	to	26.16%
2009	211	$16.79	to	$20.83	$4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
Franklin Strategic Income Securities Fund
2013	1	$23.07	to	$23.07	$15	0.00%	0.35%	to	0.35%	2.95%	to	2.95%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Templeton VIP Founding Funds Allocation Fund
2013	1,151	$9.85	to	$11.11	$11,928	11.94%	0.35%	to	3.55%	19.81%	to	22.23%
2012	1,248	$8.23	to	$9.09	$10,728	2.77%	0.35%	to	3.30%	11.85%	to	13.89%
2011	1,339	$7.35	to	$7.98	$10,210	0.01%	1.25%	to	3.30%	-4.73%	to	-2.76%
2010	1,646	$7.70	to	$8.21	$12,994	2.49%	1.25%	to	3.30%	6.67%	to	8.88%
2009	1,399	$7.20	to	$7.54	$10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
Franklin U.S. Government Fund
2013	1,145	$19.18	to	$37.41	$31,341	2.93%	0.00%	to	3.55%	-5.27%	to	-2.58%
2012	1,231	$20.25	to	$31.84	$34,971	2.67%	0.00%	to	3.30%	-1.29%	to	0.69%
2011	1,151	$20.51	to	$31.64	$32,410	3.15%	1.25%	to	3.30%	2.26%	to	4.49%
2010	1,172	$20.01	to	$30.32	$31,959	3.33%	1.25%	to	3.30%	1.87%	to	4.09%
2009	1,032	$18.96	to	$29.16	$27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
Invesco V.I. American Franchise Fund
2013	5	$12.09	to	$39.84	$186	0.43%	1.40%	to	1.49%	37.73%	to	38.19%
2012	6	$8.78	to	$28.83	$152	0.00%	1.40%	to	1.49%	-3.66%	to	11.81%
2011	-	$7.86	to	$7.86	$4	0.00%	1.40%	to	1.49%	-7.77%	to	-7.69%
2010	-	$8.52	to	$8.52	$4	0.00%	1.40%	to	1.49%	17.80%	to	17.90%
2009	-	$7.23	to	$7.23	$4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
Invesco V.I. American Value Fund
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Balanced-Risk Allocation Fund
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Core Equity Fund
2013	3	$15.29	to	$15.29	$53	1.41%	1.49%	to	1.49%	27.34%	to	27.34%
2012	3	$12.00	to	$12.00	$42	0.00%	1.49%	to	1.49%	12.19%	to	12.19%
2011	5	$10.70	to	$10.70	$53	0.97%	1.49%	to	1.49%	-1.54%	to	-1.54%
2010	5	$10.87	to	$10.87	$55	1.75%	1.49%	to	1.49%	7.93%	to	7.93%
2009	6	$10.07	to	$10.07	$58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Asset Strategy Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Energy Portfolio
2013	1	$15.03	to	$15.03	$8	0.00%	0.35%	to	0.35%	27.31%	to	27.31%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Global Natural Resources Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Growth Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio
2013	1	$26.17	to	$26.17	$25	0.00%	0.35%	to	0.35%	29.48%	to	29.48%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Science and Technology Portfolio
2013	-	$113.07	to	$113.07	$8	0.00%	0.35%	to	0.35%	55.84%	to	55.84%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Jennison Portfolio
2013	28	$15.12	to	$15.89	$438	0.00%	1.25%	to	2.75%	33.39%	to	35.20%
2012	29	$11.33	to	$11.75	$334	0.00%	1.25%	to	2.75%	12.57%	to	14.11%
2011	30	$10.07	to	$10.30	$307	0.00%	1.25%	to	2.75%	-2.79%	to	-1.33%
2010³	30	$10.36	to	$10.45	$313	0.00%	1.25%	to	2.75%	5.71%	to	6.78%
JPMIT International Equity Fund
2013	-	$0.00	to	$0.00	-	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2012	-	$0.00	to	$0.00	-	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2011	-	$0.00	to	$0.00	-	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2010	-	$0.00	to	$0.00	-	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2009¹	1	$13.92	to	$13.92	$10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust Core Bond Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
JPMorgan Insurance Trust U.S. Equity Portfolio
2013	1	$23.20	to	$23.20	$20	1.25%	1.49%	to	1.49%	34.20%	to	34.20%
2012	1	$17.29	to	$17.29	$15	0.00%	1.49%	to	1.49%	15.90%	to	15.90%
2011	1	$14.92	to	$14.92	$13	1.20%	1.49%	to	1.49%	-3.31%	to	-3.31%
2010	1	$15.43	to	$15.43	$13	0.00%	1.49%	to	1.49%	11.90%	to	11.90%
2009¹	1	$13.79	to	$13.79	$12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Lazard Retirement International Equity Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Legg Mason Dynamic Multi-Strategy VIT Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2013	3	$13.34	to	$13.34	$42	0.00%	0.35%	to	0.35%	27.19%	to	27.19%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Research Bond Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2013	-	$24.79	to	$24.79	$2	0.00%	0.35%	to	0.35%	19.79%	to	19.79%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Mutual Shares Securities Fund
2013	1,219	$20.29	to	$29.42	$31,539	2.15%	0.35%	to	3.55%	23.79%	to	26.74%
2012	1,224	$16.63	to	$23.21	25,097	2.13%	0.35%	to	3.30%	10.79%	to	13.00%
2011	1,166	$15.01	to	$20.54	21,192	2.38%	1.25%	to	3.30%	-4.25%	to	-2.17%
2010	1,194	$15.64	to	$21.00	22,333	1.61%	1.25%	to	3.30%	7.58%	to	9.92%
2009	1,286	$14.50	to	$19.10	22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
Oppenheimer Global Fund/VA
2013	61	$16.03	to	$19.58	$1,039	1.38%	1.49%	to	2.75%	23.85%	to	25.42%
2012	70	$12.94	to	$15.61	$968	2.00%	1.49%	to	2.75%	17.96%	to	19.46%
2011	79	$10.97	to	$13.07	$922	1.29%	1.49%	to	2.75%	-10.77%	to	-9.64%
2010	83	$12.30	to	$14.46	$1,080	1.49%	1.49%	to	2.75%	12.82%	to	14.25%
2009	104	$10.90	to	$12.66	$1,202	2.19%	1.49%	to	2.75%	35.98%	to	37.70%
Oppenheimer Global Strategic Income Fund/VA
2013	7	$20.32	to	$26.37	$159	4.77%	1.25%	to	2.75%	-2.84%	to	-1.61%
2012¹³	8	$20.91	to	$26.80	$193	0.00%	1.25%	to	2.75%	1.29%	to	1.52%
Oppenheimer International Growth Fund/VA
2013	-	$23.49	to	$23.49	$2	0.00%	0.35%	to	0.35%	25.27%	to	25.27%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Main Street Fund/VA
2013	101	$12.53	to	$14.45	$1,345	1.09%	1.49%	to	2.75%	28.20%	to	29.82%
2012	120	$9.78	to	$11.15	$1,238	0.96%	1.49%	to	2.75%	13.68%	to	15.13%
2011	130	$8.60	to	$9.70	$1,180	0.90%	1.49%	to	2.75%	-2.72%	to	-1.49%
2010	157	$8.84	to	$9.86	$1,462	1.14%	1.49%	to	2.75%	12.96%	to	14.39%
2009	176	$7.83	to	$8.64	$1,436	1.87%	1.49%	to	2.75%	24.81%	to	26.39%
PIMCO EqS Pathfinder Portfolio
2013	1,612	$11.36	to	$12.39	$19,468	2.14%	0.35%	to	3.55%	15.33%	to	17.93%
2012	1,820	$10.08	to	$10.50	$18,800	0.86%	0.35%	to	3.15%	6.46%	to	8.44%
2011	2,037	$9.47	to	$9.69	$19,549	0.19%	1.25%	to	3.15%	-7.67%	to	-5.86%
2010⁵	5	$10.25	to	$10.28	$53	0.00%	1.25%	to	3.15%	1.73%	to	2.12%
PIMCO VIT All Asset Portfolio
2013	2,323	$13.47	to	$19.50	$36,895	4.75%	0.35%	to	3.55%	-3.22%	to	-0.08%
2012	2,203	$14.07	to	$19.52	$35,368	5.68%	0.35%	to	3.30%	11.36%	to	14.54%
2011	1,541	$12.63	to	$15.20	$21,873	7.50%	1.25%	to	3.30%	-1.35%	to	0.69%
2010	1,080	$12.66	to	$15.13	$15,279	8.18%	1.25%	to	3.30%	9.42%	to	11.69%
2009	470	$11.67	to	$13.58	$5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2013	587	$8.37	to	$12.06	$5,329	1.75%	0.00%	to	3.55%	-17.43%	to	-15.00%
2012	644	$10.16	to	$14.19	$7,000	2.71%	0.00%	to	3.30%	2.21%	to	5.02%
2011	699	$9.94	to	$11.21	$7,353	14.36%	1.25%	to	3.30%	-10.55%	to	-8.70%
2010	884	$11.08	to	$12.28	$10,195	14.43%	1.25%	to	3.30%	20.48%	to	22.98%
2009	862	$9.18	to	$9.98	$8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
PIMCO VIT Emerging Markets Bond Portfolio
2013	916	$14.22	to	$30.96	$14,639	5.00%	0.00%	to	3.55%	-10.08%	to	-7.29%
2012	1,324	$15.71	to	$18.17	$23,131	4.92%	0.00%	to	3.30%	14.23%	to	16.43%
2011	1,244	$13.75	to	$15.61	$18,742	5.33%	1.25%	to	3.30%	2.89%	to	5.01%
2010	1,330	$13.23	to	$14.86	$19,004	4.78%	1.25%	to	3.30%	8.53%	to	10.78%
2009	396	$12.19	to	$13.42	$5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2013	573	$9.48	to	$9.82	$5,591	1.51%	1.15%	to	3.55%	-5.73%	to	-4.49%
2012	311	$10.05	to	$10.28	$3,178	1.19%	1.40%	to	3.30%	3.35%	to	4.71%
2011⁸	126	$9.73	to	$9.81	$1,236	0.65%	1.40%	to	3.30%	-3.26%	to	-2.44%
PIMCO VIT Global Bond Portfolio
2013	511	$11.28	to	$14.83	$6,407	1.06%	0.00%	to	3.55%	-11.54%	to	-8.48%
2012	538	$12.67	to	$14.66	$7,497	1.59%	0.00%	to	3.30%	3.46%	to	5.61%
2011	563	$12.23	to	$13.88	$7,473	2.55%	1.25%	to	3.30%	4.09%	to	6.24%
2010	487	$11.63	to	$13.06	$6,088	2.70%	1.25%	to	3.30%	8.03%	to	10.27%
2009	240	$10.84	to	$11.85	$2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2013	754	$9.35	to	$9.48	$7,131	1.95%	1.15%	to	2.20%	-8.16%	to	-7.42%
2012¹⁰	309	$10.19	to	$10.24	$3,155	3.84%	1.40%	to	2.20%	2.14%	to	2.59%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Multi-Asset Portfolio
2013	2,951	$9.65	to	$12.87	$30,254	3.28%	0.00%	to	3.55%	-11.08%	to	-7.87%
2012	3,140	$10.76	to	$14.02	$35,560	3.66%	0.00%	to	3.30%	5.32%	to	8.87%
2011	2,667	$10.22	to	$10.65	$28,218	1.90%	1.40%	to	3.30%	-4.92%	to	-3.10%
2010	1,238	$10.80	to	$10.99	$13,567	4.91%	1.40%	to	3.30%	7.74%	to	9.81%
2009²	79	$9.98	to	$10.01	$795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2013	3,135	$15.00	to	$24.21	$60,858	5.44%	0.00%	to	3.55%	2.21%	to	5.37%
2012	2,259	$15.45	to	$19.37	$41,822	5.78%	0.00%	to	3.30%	10.77%	to	12.90%
2011	1,171	$13.94	to	$17.18	$19,123	6.98%	1.25%	to	3.30%	0.02%	to	2.08%
2010	761	$13.92	to	$16.85	$11,969	7.26%	1.25%	to	3.30%	10.79%	to	13.08%
2009	668	$12.43	to	$14.93	$9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
PIMCO VIT Low Duration Portfolio
2013	1	$17.98	to	$17.98	$9	0.95%	0.35%	to	0.35%	-0.48%	to	-0.48%
2012¹⁴	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
PIMCO VIT Real Return Portfolio
2013	2,588	$12.33	to	$24.82	$37,003	1.74%	0.00%	to	3.55%	-12.38%	to	-9.54%
2012	2,442	$14.02	to	$27.44	$38,929	1.04%	0.00%	to	3.30%	5.37%	to	8.38%
2011	1,893	$13.30	to	$15.68	$28,050	2.06%	1.25%	to	3.30%	8.06%	to	10.30%
2010	1,488	$12.29	to	$14.22	$19,926	1.42%	1.25%	to	3.30%	4.60%	to	6.77%
2009	921	$11.73	to	$13.32	$11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
PIMCO VIT Total Return Portfolio
2013	5,089	$14.13	to	$24.40	$94,691	2.20%	0.00%	to	3.55%	-5.38%	to	-1.96%
2012	5,425	$14.90	to	$24.98	$102,382	2.57%	0.00%	to	3.30%	6.03%	to	9.22%
2011	4,270	$14.05	to	$18.98	$73,872	2.64%	1.25%	to	3.30%	0.26%	to	2.33%
2010	2,893	$14.01	to	$18.57	$49,034	2.41%	1.25%	to	3.30%	4.61%	to	6.77%
2009	1,791	$13.40	to	$17.42	$27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
PIMCO VIT Unconstrained Bond Portfolio
2013	1,641	$9.81	to	$10.54	$16,556	0.55%	0.00%	to	3.55%	-3.75%	to	-1.12%
2012	965	$10.17	to	$10.60	$9,996	0.95%	0.00%	to	3.30%	4.65%	to	7.37%
2011⁸	275	$9.72	to	$9.80	$2,691	1.02%	1.40%	to	3.30%	-2.18%	to	-1.36%
SP International Growth Portfolio
2013	18	$7.53	to	$8.81	$151	0.00%	1.25%	to	2.75%	15.47%	to	16.86%
2012	25	$6.52	to	$7.54	$177	0.00%	1.25%	to	2.75%	18.72%	to	20.16%
2011	32	$5.40	to	$6.27	$193	0.46%	1.25%	to	2.75%	-17.61%	to	-16.37%
2010	33	$6.56	to	$7.51	$236	0.95%	1.25%	to	2.75%	10.72%	to	12.40%
2009	33	$5.92	to	$6.69	$212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
T. Rowe Price Blue Chip Growth Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2013	-	$20.92	to	$20.92	$8	2.28%	0.35%	to	0.35%	28.95%	to	28.95%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
T. Rowe Price Health Sciences Portfolio
2013	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012¹²	-	$0.00	to	$0.00	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Templeton Foreign Securities Fund
2013	342	$25.34	to	$35.43	$11,332	2.49%	1.25%	to	2.75%	19.63%	to	21.56%
2012	396	$21.18	to	$29.15	$10,833	3.20%	1.25%	to	2.75%	15.01%	to	16.94%
2011	444	$18.41	to	$24.92	$10,428	1.90%	1.25%	to	2.75%	-13.05%	to	-11.69%
2010	489	$21.18	to	$28.22	$13,117	2.04%	1.25%	to	2.75%	5.47%	to	7.16%
2009	531	$20.08	to	$26.34	$13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
Templeton Global Bond Securities Fund
2013	1,524	$28.49	to	$63.46	$71,269	4.80%	0.00%	to	3.55%	-1.92%	to	1.27%
2012	1,165	$31.51	to	$62.66	54,092	6.30%	0.00%	to	3.30%	11.31%	to	14.66%
2011	832	$28.31	to	$45.54	33,634	5.47%	1.25%	to	3.30%	-4.08%	to	-1.99%
2010	512	$29.51	to	$46.46	20,998	1.40%	1.25%	to	3.30%	10.73%	to	13.11%
2009	318	$26.61	to	$41.08	11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
Templeton Growth Securities Fund
2013	746	$22.23	to	$33.67	$22,046	2.73%	0.35%	to	3.55%	26.26%	to	29.22%
2012	695	$17.73	to	$26.06	$15,947	2.12%	0.35%	to	3.30%	17.41%	to	19.70%
2011	698	$15.10	to	$21.77	$13,396	1.39%	1.25%	to	3.30%	-9.99%	to	-8.09%
2010	848	$16.73	to	$23.68	$17,576	1.52%	1.25%	to	3.30%	3.91%	to	6.24%
2009	778	$16.07	to	$22.29	$15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Rider charges are calculated daily beginning on the day after the rider effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. Refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.25% and 1.90% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2013, 2012, 2011, 2010, and 2009, are $888, $639, $731, $946, and $903, respectively.

1.    Period from April 23, 2009 (fund commencement) to December 31, 2009
2.    Period from October 23, 2009 (fund commencement) to December 31, 2009
3.    Period from April 30, 2010 (fund commencement) to December 31, 2010
4.   Period from September 17, 2010 (fund commencement) to December 31, 2010
5.    Period from October 15, 2010 (fund commencement) to December 31, 2010

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2013

6.    Period from January 21, 2011 (fund commencement) to December 31, 2011
7.    Period from March 11, 2011 (fund commencement) to December 31, 2011
8.    Period from July 22, 2011 (fund commencement) to December 31, 2011
9.    Period from January 23, 2012 (fund commencement) to December 31, 2012
10.  Period from April 30, 2012 (fund commencement) to December 31, 2012
11.  Period from July 9, 2012 (fund commencement) to December 31, 2012
12.  Period from September 17, 2012 (fund commencement) to December 31, 2012
13.  Period from October 26, 2012 (fund commencement) to December 31, 2012
14.  Period from November 19, 2012 (fund commencement) to December 31, 2012

7.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2013, that require adjustment to the financial statements.